UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TEKMIRA PHARMACEUTICALS CORPORATION
(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule, or Registration Statement No.:
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	4)	Date Filed:

EXPLANATORY NOTE

The purpose of this Schedule 14A filing of Tekmira Pharmaceuticals Corporation (the “Company”) is to amend the Company’s definitive Proxy Statement for its 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on May 29, 2015, for the purpose of correcting dates that were previously missing and/or incorrect.

April 29, 2015

Dear Shareholder:

You are cordially invited to attend Tekmira Pharmaceuticals Corporation’s 2015 Annual General and Special Meeting of Shareholders (the “Meeting”) to be held on Thursday, July 9, 2015.  The Meeting will be held at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia beginning at 2:00pm (Pacific Time).  The formal meeting notice and management proxy circular and proxy statement for the Meeting describe the matters to be presented at the Meeting.

We are pleased to provide proxy materials to our shareholders over the Internet, which we believe will lower the costs of delivering such materials while also reducing the environmental impact of printing and mailing.  Consequently, shareholders will not receive paper copies of our proxy materials unless they request them.  We will send shareholders a notice with instructions for accessing the proxy materials and voting via the Internet.  The notice also provides information on how to receive a paper copy of the Meeting materials, if they so choose.

Whether or not you plan to attend the Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Meeting.  Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Meeting.

Sincerely,

/s/ Vivek Ramaswamy

Vivek Ramaswamy, Chairman of the Board

TEKMIRA PHARMACEUTICALS CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JULY 9, 2015

Dear Shareholders of Tekmira Pharmaceuticals Corporation:

NOTICE IS HEREBY GIVEN that the 2015 annual general and special meeting (the “Meeting”) of the shareholders (“Shareholders”) of Tekmira Pharmaceuticals Corporation, a British Columbia corporation (“Tekmira”) will be held on Thursday, July 9, 2015 at 2pm (Pacific Time) at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia in Vancouver, British Columbia, for the following purposes:

1.	RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive the audited consolidated financial statements of Tekmira for the year ended December 31, 2014 and the report of the independent auditor thereon;

2.
ELECTION OF DIRECTORS.  To elect the seven directors of Tekmira named in the attached proxy statement to serve until the 2016 annual general meeting of the Shareholders or until their successors have been duly elected and qualified;

3.	APPOINTMENT OF AUDITORS. To re-appoint KPMG LLP as our independent auditor to hold office for the ensuing year;

4.
INCREASE IN SHARES UNDER OMNIBUS SHARE COMPENSATION PLAN.  To consider, and if thought advisable, approve an ordinary resolution authorizing an amendment of Tekmira’s omnibus share compensation plan to increase, by 3,500,000 common shares, the number of common shares in respect of which awards may be granted thereunder;

5.
AMENDMENT TO TEKMIRA’S ARTICLES.  To approve an amendment to Tekmira’s Articles to set the quorum for the transaction of business at a meeting of Shareholders as the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Shares of Tekmira;

6.	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS. To approve, on an advisory basis, Tekmira’s named executive officer compensation;

7.
ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.  To approve, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur every 1, 2, or 3 years; and

8.	ANY OTHER BUSINESS. To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.

The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that shareholders vote FOR the matters listed above.

Tekmira is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.  Pursuant to such provisions Tekmira provides Shareholders with a notice on how they may access the Management Proxy Circular and Proxy Statement on the Internet instead of providing a paper copy.

Our Board of Directors has fixed the close of business on Friday, May 29, 2015 as the record date for determining Shareholders entitled to receive notice of and to vote at the Meeting in person or by proxy. Only our registered Shareholders as of the close of business on Friday, May 29, 2015 will be entitled to vote, in person or by proxy, at the Meeting.

All Shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to vote your shares as soon as possible.  For detailed information regarding voting instructions, please refer to the section entitled “Questions About Voting” on page 2 of the Management Proxy Circular and Proxy Statement.

You may revoke your proxy at any time prior to the Meeting. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you.  However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.  Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be held on Thursday, July 9, 2015:  This notice of Annual General and Special Meeting of Shareholders, the Management Proxy Circular and  Proxy Statement, and our annual report on Form 10-K for 2014 are available at http://investor.tekmirapharm.com/financials.cfm.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April 29, 2015.

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE REVIEW THE PROXY MATERIALS CAREFULLY AND VOTE AS PROMPTLY AS POSSIBLE.  PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS ABOUT VOTING” ON PAGE 2 OF THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR A DESCRIPTION OF HOW TO VOTE YOUR SHARES

TEKMIRA PHARMACEUTICALS CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8
_______________________________

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
_______________________________

2015 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JULY 9, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be held on Thursday, July 9, 2015:  This notice of Annual General and Special Meeting of Shareholders, the Management Proxy Circular and Proxy Statement, and our annual report on Form 10-K for 2014 are available at http://investor.tekmirapharm.com/financials.cfm.

This management proxy circular and proxy statement (“Proxy Statement/Circular”) is furnished in connection with the solicitation of proxies by the management of Tekmira Pharmaceuticals Corporation, a British Columbia corporation (“Tekmira” or the “Company”), for use at the annual general and special meeting (the “Meeting”), or at any adjournments or postponements thereof, of its shareholders to be held on Thursday, July 9, 2015 at the time and place and for the purposes set forth in the accompanying notice of the Meeting.

In this Proxy Statement/Circular, references to “the Company,” “Tekmira,” “we,” and “our” refer to Tekmira Pharmaceuticals Corporation. “Common Shares” means common shares without par value in the capital of the Company; “Shareholders” means holders of Common Shares; “Beneficial Shareholders” means Shareholders who do not hold Common Shares registered in their own name; “Registered Shareholders” means Shareholders which are registered holders of Common Shares; and “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of April 29, 2015.

Tekmira’s functional currency is the Canadian dollar. However, most of the Company’s competitors, and a large proportion of its investors, are based in the United States. To achieve greater comparability with its competitors’ financial information and improve the understandability of its financial information for its U.S. investors, effective October 1, 2013, Tekmira is using United States dollars as its reporting currency. The information provided in this Proxy Statement/Circular is provided in United States dollars unless otherwise stated.

Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Meeting and vote your Common Shares in person if you wish. Please note, however, that if your Common Shares are held of record by an Intermediary or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your Intermediary or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.

TABLE OF CONTENTS

Page

INTERNET AVAILABILITY OF PROXY MATERIALS	9

NOTICE TO SHAREHOLDERS IN THE UNITED STATES	9

EXECUTIVE OFFICERS AND DIRECTORS	10

BOARD OF DIRECTORS	12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	20

EXECUTIVE COMPENSATION	21

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	34

PROPOSAL NO. 1 – ELECTION OF DIRECTORS	42

PROPOSAL NO. 2 – APPOINTMENT OF AUDITOR	43

PROPOSAL NO. 3 – APPROVAL OF INCREASE IN THE NUMBER OF COMMON SHARES IN RESPECT OF WHICH AWARDS MAY BE GRANTED UNDER THE 2011 PLAN	44

PROPOSAL NO. 4 – APPROVAL OF AMENDMENT TO TEKMIRA’S ARTICLES	46

PROPOSAL NO. 5 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS	47

PROPOSAL NO. 6 – ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	48

STATEMENT ON CORPORATE GOVERNANCE	50

GENERAL INFORMATION	50

OTHER BUSINESS	50

ADDITIONAL INFORMATION	50

SHAREHOLDER PROPOSALS	51

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT	51

EXHIBIT A MANDATE OF THE BOARD OF DIRECTORS	52

EXHIBIT B CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	58

EXHIBIT C AMENDMENT TO TEKMIRA’S ARTICLES

QUESTIONS ABOUT VOTING

Why did I receive this Proxy Statement/Circular?

Tekmira has sent this Notice of Annual General and Special Meeting and Proxy Statement/Circular, together with the enclosed paper proxy, because our management is soliciting your proxy to vote at the Meeting. This Proxy Statement/Circular contains information about the matters to be voted on at the Meeting and important information about Tekmira. As many of our Shareholders are expected to be unable to attend the Meeting in person, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Proxy Statement/Circular to the Meeting include any adjournments or postponements of the Meeting.

We intend to deliver a Notification of Availability of Meeting Materials on or about June 5, 2015 to all of our Shareholders entitled to receive notice of and vote at the Meeting.  This Notification provides instructions to view the proxy materials for the Meeting, including this Proxy Statement/Circular, on the internet at http://investor.tekmirapharm.com.

What is the date, time and place of the Meeting?

The Meeting will be held at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia, on Thursday, July 9, 2015, at 2pm (Pacific Time).

Who can vote at the Meeting?

The record date for determining persons entitled to receive notice of and vote at the Meeting is Friday, May 29, 2015. Only Shareholders as of the close of business on Friday, May 29, 2015 are entitled to receive notice of and vote at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the accompanying proxy.

At the close of business on April 23, 2015, 54,206,270 Common Shares of Tekmira were issued and outstanding.

Each Shareholder is entitled to one vote per Common Share held on all matters to come before the Meeting. Common Shares of Tekmira are the only securities of Tekmira which will have voting rights at the Meeting.

What is the quorum for the Meeting?

To transact business at the Meeting, a quorum of Shareholders must be present at the commencement of the Meeting, either in person or by proxy.  Under Tekmira’s articles, the quorum for the transaction of business at the Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 5% of the issued Common Shares of Tekmira. Under a quorum policy adopted by the Board of Tekmira (the “Quorum Policy”) and applicable to all Tekmira shareholder meetings, quorum for the transaction of business at a meeting of shareholders is the presence, in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of Tekmira.

At the Meeting, shareholders will be asked to approve an amendment to Tekmira’s Articles to reflect the Quorum Policy, which is required by the NASDAQ.  See “Proposal No. 4 – Amendment to Tekmira’s Articles” below for more detail.

How do I Vote?

The voting process is different depending on whether you are a Registered or Beneficial Shareholder:
•	You are a registered Shareholder if your Common Shares are registered in your name;
•	You are a Beneficial Shareholder if your shares are held on your behalf by an Intermediary. This means the shares are registered in your Intermediary’s name, and you are the beneficial owner.

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you may vote in person at the Meeting or by proxy whether or not you attend the Meeting in person.

●
To vote by proxy over the Internet, go to www.cstvotemyproxy.com and follow the online voting instructions and refer to your holder account number and proxy access number provided on the enclosed paper proxy.  To vote via the Internet, you will need to use the control number appearing on your notice of Internet availability of proxy materials or, if you received one, on your proxy card. Internet voting is available 24 hours a day.

●	To vote in person at the Meeting, please come to the Meeting and we will give you an attendance card when you arrive.

●
To vote by mail using the enclosed paper proxy, please complete, sign and return your proxy card, if you have received a printed proxy card, in accordance with the instructions on the proxy.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

●	To vote by telephone, call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your holder account number and proxy access number provided on the enclosed paper proxy.

●	To vote by facsimile, fax to 1-866-781-3111 (toll free in North America) or 1-416-368-2502.

●	To vote by email, go to proxy@canstockta.com.

If you wish to submit a proxy, whether by paper, telephone, email, fax or internet, you must complete and sign the Proxy, and then return it to Tekmira’s transfer agent, CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC  V6E 3X1; facsimile: 866-781-3111 (toll free in North America) or 416-368-2502; in each case, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be dated seven calendar days after the date on which it was mailed to you (the Registered Shareholder).

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to Shareholders who do not hold Common Shares of Tekmira in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If your Common Shares are listed in an account statement provided to you by a broker, then in almost all cases your Common Shares will not be registered in your name on the records of Tekmira. In such circumstances your Common Shares will more likely be registered under the names of your broker or an agent of that broker. In the United States, the vast majority of such Common Shares of Tekmira are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients.

The Proxy Statement/Circular is being sent to both Registered Shareholders and Beneficial Shareholders. There are two kinds of Beneficial Shareholders — those who object to their names being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners), and those who do not object (called NOBOs for Non-Objecting Beneficial Owners).

Tekmira is taking advantage of National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer, which permits it to deliver proxy-related materials indirectly to its NOBOs and OBOs. As a result, if you are a NOBO or OBO you can expect to receive Meeting materials from your Intermediary via Broadridge Financial Solutions Inc. (“Broadridge”), including a voting information form (“VIF”). If you receive a VIF, you should follow the instructions in the VIF to ensure that your Common Shares are voted at the Meeting. The VIF or form of proxy will name the same individuals as Tekmira’s proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Shareholder of Tekmira) other than the individuals designated in the VIF, to represent you at the Meeting. To exercise this right, you should insert the name of your desired representative in the blank space provided in the VIF. The completed VIF must then be returned in accordance with the instructions in the VIF. Broadridge then tabulates the results of all instructions received and completed in accordance with the instructions provided in the VIF and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, you cannot use it to vote Common Shares directly at the Meeting – the VIF must be completed and returned in accordance with its instructions, well in advance of the Meeting in order to have your Common Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you, may attend at the Meeting as proxyholder for your Intermediary and vote your Common Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Common Shares as proxyholder for your Intermediary, or to have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the VIF provided to you and return the same in accordance with the instructions provided in the VIF, well in advance of the Meeting.

Alternatively, you can request in writing that your Intermediary send you a legal proxy which would enable you to attend the Meeting and vote your Common Shares.

These securityholder materials are being sent to both registered and Beneficial Shareholders. If you are a Beneficial Shareholder, and Tekmira or its agent has sent these materials to you, your name and address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

Corporate Shareholders

In order to be entitled to vote or to have its shares voted at the Meeting, a Shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the proxy.

What am I voting on at the Meeting?

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect seven directors of Tekmira to serve for the ensuing year (“Proposal No. 1”);

2.	To appoint KPMG LLP as our independent auditor to hold office for the ensuing year (“Proposal No. 2”);

3.
To consider, and if thought advisable, approve an ordinary resolution authorizing an amendment to Tekmira’s omnibus share compensation plan (the “2011 Plan”) to increase, by 3,500,000 Common Shares, the number of Common Shares in respect of which Awards (as defined below) may be granted thereunder (“Proposal No. 3”);

4.
To consider, and if thought advisable, approve an amendment to Tekmira’s Articles setting the quorum for the transaction of business at a meeting of Shareholders as the presence, in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of Tekmira (the “NASDAQ Quorum”) (“Proposal No. 4”);

5.	To approve, on an advisory basis, Tekmira’s named executive officer compensation (“Proposal No. 5”);

6.	To approve, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur every 1, 2, or 3 years (“Proposal No. 6”).

7.
To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof (as of the date of this Proxy Statement/Circular, the Board of Directors of the Company (the “Board of Directors” or “Board”) is not aware of any such other matters.

How does the Board recommend that I vote?

Our Board of Directors believes that each of (i) the election of its seven nominees to our Board, (ii) the appointment of KPMG LLP as our independent auditor, (iii) the amendment of the 2011 Plan to increase, by 3,500,000 Common Shares, the number of Common Shares in respect of which Awards may be granted thereunder, (iv) the amendment to Tekmira’s Articles setting the NASDAQ Quorum, (v) the approval, on an advisory basis, of our named executive officer compensation and (vi) the approval, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur every 3 years are in the best interests of Tekmira and our Shareholders and, accordingly, recommends that each Shareholder vote his or her shares “FOR” these proposals.

What vote is required in order to approve each proposal?

●
Proposal No. 1: Under Tekmira’s majority voting policy each director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved.  In an uncontested election, any nominee who receives a greater number of “Withheld” votes from his or her election than “For” such election is required to tender his or her resignation to the Board promptly following the vote. The Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Tekmira’s majority voting policy is more fully described below under “Statement on Corporate Governance – Director Election and Majority Voting Policy”.

●	Proposal No. 2: A simple majority of the votes cast by proxy or in person at the Meeting is required to approve Proposal No. 2.

●	Proposal No. 3: A simple majority of the votes cast by proxy or in person at the Meeting is required to approve Proposal No. 3.

●	Proposal No. 4: A simple majority of the votes cast by proxy or in person at the Meeting is required to approve Proposal No. 4.

●	Proposal No. 5: A simple majority of the votes cast by proxy or in person at the Meeting is required to approve Proposal No. 5.

●
Proposal No. 6: The option of once every 1, 2, or 3 years that receives the highest number of votes cast for Proposal No. 6 will be determined to be the shareholders’ approved frequency, on an advisory basis, with which Tekmira is to hold a shareholder advisory vote regarding the executive compensation of our named executive officers.

Proxies returned by Intermediaries as “non-votes” because the Intermediary has not received instructions from the Beneficial Shareholder with respect to the voting of certain of Common Shares or, under applicable stock exchange or other rules, the Intermediary does not have the discretion to vote those Common Shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

What impact does a “Withhold” vote have?

When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted as set forth below.

●
Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of our majority voting policy which is described below under “Statement on Corporate Governance – Director Election and Majority Voting Policy”.

●
Proposal No. 2: With respect to the appointment of the proposed independent auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed independent auditors, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed independent auditors, your vote will not be counted as a vote cast for the purposes of appointing the proposed independent auditors.

●
Proposal No. 3. With respect to the amendment of the 2011 Plan to increase, by 3,500,000 Common Shares, the number of Common Shares in respect of which Awards may be granted thereunder, you may select “For” or “Against” with respect to such proposal.  The proxy does not provide “Withhold” as a possible selection for Shareholders with respect to Proposal No. 3.

●
Proposal No. 4. With respect to the amendment to Tekmira’s Articles setting the quorum for the transaction of business at a meeting of Shareholders, you may select “For” or “Against” with respect to such proposal.  The proxy does not provide “Withhold” as a possible selection for Shareholders with respect to Proposal No. 4.

●
Proposal No. 5. With respect to the proposal to support, on an advisory basis, our named executive officer compensation, you may select “For” or “Against” with respect to such proposal.  The proxy does not provide “Withhold” as a possible selection for Shareholders with respect to Proposal No. 5.

●
Proposal No. 6. With respect to the proposal to support, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur every 1, 2, or 3 years, you may select “For” with respect to your choice or “Against” with respect to the remaining options.  The proxy does not provide “Withhold” as a possible selection for Shareholders with respect to Proposal No. 6.

What is the effect if I do not cast my vote?

If a Registered Shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a Beneficial Shareholder does not instruct its Intermediary on how to vote on any of the items of business at the Meeting and the Intermediary does not have discretionary authority to vote the Beneficial Shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the Beneficial Shareholder, no votes will be cast on behalf of such Beneficial Shareholder with respect to such item. If you have further questions on this issue, please contact your Intermediary or Tekmira (as provide below).

How will proxies be exercised?

The Common Shares represented by the proxy will be voted or withheld from voting in accordance with your instructions on any ballot of a resolution that may be called for and, if you specify a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the proxy, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed nominee as he or she in their sole discretion sees fit.

Where you do not specify a choice on a resolution shown on the proxy, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified an affirmative vote.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different names. For example, you may own some Common Shares directly as a Registered Shareholder and other Common Shares as a Beneficial Shareholder through an Intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all paper proxies, or vote by proxy over the Internet, and complete and return all voting instruction forms in order to vote all of the Common Shares you own. Each paper proxy you receive will come with its own return envelope. If you vote by mail, please make sure you return each paper proxy in the return envelope that accompanies that proxy.

How do I appoint a proxyholder?

The individuals named in the accompanying form of proxy are directors or officers of Tekmira. If you are a Shareholder entitled to vote at the Meeting, you have the right to appoint a person or company other than the designees of management named in the proxy, who need not be a Shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided in the proxy, sign and date and return the proxy in accordance with the instructions set out in the Proxy.

The only methods by which you may appoint a person as proxy are submitting a proxy by mail, hand delivery or fax.

Can I revoke my proxy?

In addition to revocation in any other manner permitted by law, if you are a Registered Shareholder and you wish to revoke your proxy, you may do so by depositing a written instrument to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery) or to the address of the registered office of Tekmira at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention: R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been given has been taken.

If you are a Registered Shareholder and you wish to revoke your proxy by providing a written instrument to such effect, such written instrument must be executed in writing by you or your legal personal representative or trustee in bankruptcy, or, if you are a corporation that is a Registered Shareholder, by the corporation or a representative of the corporation appointed in accordance with Tekmira’s articles.

Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their Intermediaries to change the vote and, if necessary, revoke their proxy.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but Tekmira’s directors, officers and regular employees may also solicit proxies personally or by telephone. Tekmira will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Tekmira has arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders of Tekmira held of record by those Intermediaries and Tekmira may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.

Are Meeting materials being provided by way of notice-and-access?

Tekmira is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. Pursuant to such provisions, the Company provides Shareholders with a notice on how they may access Proxy Statement/Circular electronically instead of providing a paper copy.

How can I make a Shareholder proposal for the 2016 Annual General Meeting?

If you want to propose a matter for consideration at our 2016 annual general meeting, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 by February 12, 2016. For a proposal to be valid, it must, subject to the Business Corporations Act (British Columbia), be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Common Shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the resolutions shown on the proxy, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed nominee as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement/Circular, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in our Quarterly Report on Form 10-Q for the second quarter of 2015, and filed with the SEC on EDGAR at www.sec.gov/edgar.shmtl and filed with the Canadian provincial securities regulatory authorities on SEDAR as noted above.

Whom should I contact if I have questions concerning the Proxy Statement/ Circular or the Proxy?

If you have questions concerning the information contained in this Proxy Statement/Circular or require assistance in completing the proxy, you may contact Tekmira by letter, phone, fax or through our website as follows:

Tekmira Pharmaceuticals Corporation
Attn: Bruce Cousins
Executive Vice President and Chief Financial Officer
100-9800 Glenlyon Parkway
Burnaby, British Columbia, Canada
V5J 5J8
Phone: 604-419-3200
Fax: 604-419-3201
Website: www.tekmira.com

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are using the Internet as our primary means of furnishing proxy materials to Shareholders. Consequently, Shareholders will not receive paper copies of our proxy materials unless they request them. We will send Shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement/circular and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that Tekmira is incorporated under the Business Corporations Act (British Columbia), as amended, certain of its executive officers are residents of Canada and a substantial portion of its assets and the assets of such persons are located outside the United States. Shareholders may not be able to sue a foreign company or its officers in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers to subject themselves to a judgment by a United States court.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of April 29, 2015, are as follows:

Name	Age	Position(s)
Mark Murray*	66	Chief Executive Officer, and Director
Bruce Cousins	54	Chief Financial Officer
Mark Kowalski	60	Chief Medical Officer
Patrick Higgins	57	Chief Operating Officer
Michael Sofia	56	Chief Scientific Officer
Michael Abrams	58	Chief Discovery Officer
Vivek Ramaswamy*†	29	Chairman of the Board
Herbert Conrad*+^†	82	Director
Richard Henriques*+†	59	Director
Frank Karbe*+^	47	Director
Keith Manchester*^	46	Director
William Symonds*	47	Chief Development Officer and Director
___________________
*	Nominee for election to Board
+	Member of the Audit Committee
^	Member of the Nominating and Governance Committee
†	Member of the Executive Compensation and Human Resources Committee

The following are brief biographies of nominees for the position of director. This information has been furnished by the respective nominees.

Vivek Ramaswamy, Chairman. Mr. Ramaswamy served as a director of OnCore Biopharma, Inc. (“OnCore”) since August 2014. Mr. Ramaswamy is currently the President and Chief Executive Officer of Roivant Sciences, Inc., a drug development and commercialization company that is wholly owned by Roivant, a position he has held since May 2014. From August 2007 to May 2014, Mr. Ramaswamy was a member of the investment team at QVT Financial LP. In addition, in 2007 Mr. Ramaswamy co-founded and served as the President of Campus Venture Network, a technology company that was acquired in 2009. Mr. Ramaswamy received his A.B. degree, summa cum laude, in Biology from Harvard College and a J.D. degree from Yale Law School.

Mark Murray, Ph.D., Chief Executive Officer and Director. Dr. Murray has served as our President, Chief Executive Officer and Director since May 2008 when Tekmira and Protiva merged. Previously, he was the President and CEO and founder of Protiva since its inception in 2000. Dr. Murray has over 20 years of experience in both the R&D and business development and management facets of the biotechnology industry. Dr. Murray has held senior management positions at ZymoGenetics and Xcyte Therapies. Since entering the biotechnology industry Dr. Murray has successfully completed numerous and varied partnering deals, directed successful product development programs, been responsible for strategic planning programs, raised venture capital, and executed extensive business development initiatives in the U.S., Europe and Asia. Dr. Murray obtained his Ph.D. in Biochemistry from the University of Oregon Health Sciences University and was a Damon Runyon-Walter Winchell post-doctoral research fellow for three years at the Massachusetts Institute of Technology.

Herbert J. Conrad, Director. Mr. Conrad was President of the Roche Pharmaceuticals Division in the United States from 1982 until his retirement in 1993. He previously served as Chairman of Pharmasset through its acquisition by Gilead Sciences in 2012. In addition, he has served as both Chairman and Director for numerous companies; including Chairman for GenVec, Sapphire Therapeutics, and Bone Care International; and Director for Gensia Sicor, Dura Pharmaceuticals, UROCOR, Savient Pharmaceuticals, and Symphony Evolution. He was a co-founder and Director of Reliant Pharmaceuticals. Mr. Conrad currently serves as a Director of Celldex Therapeutics, Chairman for Matinas Bio Pharma, and as an advisor to the Seaver Autism Center at Mount Sinai Hospital. He received his B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.

Richard C. Henriques, Director. Mr. Henriques recently served as Chief Financial Officer for the Bill & Melinda Gates Foundation. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. His areas of expertise include corporate controllership and governance, strategic planning, performance measurement, and cost management, particularly in the pharmaceutical and pharmacy benefit management industries. Mr. Henriques’ background includes more than 25 years working at Merck & Co. Inc. During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques was responsible for the Corporate Controller’s Group, which provided direct financial support for Merck’s worldwide human health commercial operations. Mr. Henriques currently serves on the boards of the Moyer Foundation and the Washington State Chapter of The Nature Conservancy.  He was previously a Director of Pennswood Village (a continuing care retirement community) and Newtown Friends School in Pennsylvania. He holds a BA in Oriental Studies from University of Pennsylvania and an MBA with concentration in Finance from The Wharton School.

Frank Karbe, Director. Mr. Karbe has served as our Director since January 2010. Mr. Karbe is currently a consultant to Exelixis, Inc., a NASDAQ-listed biotechnology company and was Executive Vice President and Chief Financial Officer of Exelixis, Inc. until June 2014. Prior to joining Exelixis in 2004, Mr. Karbe worked as an investment banker for Goldman Sachs & Co., where he served most recently as Vice President in the healthcare group focusing on corporate finance and mergers and acquisitions in the biotechnology industry. Prior to joining Goldman Sachs in 1997, Mr. Karbe held various positions in the finance department of The Royal Dutch/Shell Group in Europe. Mr. Karbe holds a Diplom-Kaufmann from the WHU—Otto Beisheim Graduate School of Management, Koblenz, Germany (equivalent to a U.S. Masters of Business Administration).

Keith Manchester, M.D. Dr. Manchester has served as a director of OnCore since November 2014. Dr. Manchester has served as a Managing Director and Head of Life Sciences for QVT Financial LP, an investment firm, since 2005, focusing on both publicly traded and privately owned life sciences companies. Prior to joining QVT Financial, Dr. Manchester was Vice-President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School.

William T. Symonds, Pharm.D., Chief Development Officer and Director. Dr. Symonds has served as a director of OnCore since August 2014 and as its Senior Advisor since November 2014. Dr. Symonds is currently the Senior Vice-President of Clinical Research at Roivant Sciences, Inc., a drug development and commercialization company that is wholly owned by Roivant, a position that he has held since May 2014. Prior to that, Dr. Symonds served as Vice-President, Liver Disease Therapeutic Area at Gilead Sciences, Inc. From February 2012 until April 2014, and was the Senior Vice-President, Clinical Pharmacology and Translational Medicine at Pharmasset, Inc. from 2007 to January 2012. From 1993 to 2007, Dr. Symonds held various positions of increasing responsibility at GlaxoSmithKline, most recently as Director, Antiviral Clinical Pharmacology and Discovery Medicine. Dr. Symonds received his Doctor of Pharmacy degree from Campbell University and completed a fellowship in clinical pharmacokinetics at the Clinical Pharmacokinetics Laboratory in Buffalo, New York.

There are no family relationships between any of our executive officers and/or directors. Under the Agreement and Plan of Merger and Reorganization, among Tekmira, OnCore, and TKM Acquisition Corporation, dated January 11, 2015, the parties designated the above directors to serve as the board of the combined company upon the close of the merger on March 4, 2015.  Dr. Murray and Messers. Henriques and Karbe were chosen by Tekmira; Messers. Ramaswamy, Manchester, and Symonds were chosen by OnCore; and Mr. Conrad was chosen mutually.  Also, pursuant to the amendments to Tekmira’s articles, approved at a special meeting of the shareholders on March 3, 2015, Roivant Sciences Ltd. (“Roivant”) has the right to nominate two individuals for election to the board of directors of Tekmira at each shareholder meeting, and subject only to Roivant’s nominee(s) being eligible to act as director(s) of Tekmira, Tekmira shall nominate Roivant’s nominees.  Further, pursuant to the Governance Agreement between Tekmira and Roivant, dated January 11, 2015, Roivant shall vote in favour of any persons nominated by the Tekmira board and against any persons not nominated by the Tekmira board.

To the knowledge of management, no proposed director is, at the date hereof, or has been, within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company that: (i) was subject to a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to a cease trade or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Other than as disclosed below, to the knowledge of management, no proposed director or a holding company of such proposed director: (i) is, as at the date hereof, or has been within ten years before the date hereof, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (ii) has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

To the knowledge of management, no proposed director or a holding company of such proposed director has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

For more information regarding our Board of Directors and committees of our Board of Directors, as applicable, please see “Security Ownership of Certain Beneficial Owners and Management” and “Statement on Corporate Governance” below.

BOARD OF DIRECTORS

Overview

Our Board of Directors assumes responsibility for stewardship of Tekmira. The mandate of our Board of Directors is to supervise the management of the business and affairs of Tekmira. Our Board of Directors delegate day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the board remains with the full Board of Directors. Our Board of Directors has a formal mandate, the text of which is attached to this Proxy Statement/Circular as Exhibit A.

Our Board of Directors is currently composed of seven directors, and Shareholders are being asked at the Meeting to elect those seven directors. A majority of the members of the Board of Directors are independent directors, and thus the Board is able to act independently from management. Our Board of Directors has determined that five of the current seven members of the Board are independent under the current requirements of the NASDAQ and the rules and regulations of the Canadian provincial securities regulatory authorities.

Our current independent directors are as follows: Vivek Ramaswamy (Chairman of the Board), Herbert Conrad, Richard Henriques, Frank Karbe and Keith Manchester. Mark Murray, our Chief Executive Officer, and William Symonds, or Chief Development Officer, are not independent as a result of being officers of Tekmira. Further information on our directors is set out in the biography of each director under the heading “Proposal No. 1 — Election of Directors – Information on Nominees for Directors”. Each biography also outlines the director’s relevant experience and expertise.

Our entire Board of Directors is responsible for the overall governance of Tekmira. Any responsibility that is not delegated to senior management or a committee of our Board of Directors remains with the entire Board. Our Board of Directors has adopted a position description for our Chairman. Currently, our Chairman is independent of management; however, in the event that our Chairman is not independent under applicable regulation, we have also adopted a position description for a Lead Director. Additionally, we have adopted position descriptions for each of the Chairs of our three committees.

Our Board of Directors has also adopted a position description for our Chief Executive Officer. Our Chief Executive Officer has overall responsibility for all operations of Tekmira. Our Board of Directors reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the review and assessment of our Chief Executive Officer’s performance.

Orientation and Continuing Education

New Board members receive a director’s orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about Tekmira, providing the directors with an opportunity to ask questions.

Board meetings are periodically held at our facilities and combined with presentations by our senior management to give the directors additional insight into the main areas of our business.

Director Election and Majority Voting Policy

The Board believes that each of its members should carry the confidence and support of the Company’s Shareholders. To this end, the Articles of Tekmira provide for a majority voting policy, which policy was approved by Tekmira’s shareholders in 2013. Voting at the Meeting enables Shareholders to vote in favour of, or to withhold from voting, separately for each nominee director. If, with respect to any particular nominee, the number of Common Shares withheld exceeds the number of Common Shares voted in favour of the nominee, then for purposes of the Company’s policy, the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law.

A person elected as a Director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to the Board his resignation in accordance with the Company’s Majority Voting Policy. The Board of Directors (excluding any director that has tendered a resignation) will consider the Director’s offer to resign and decide whether or not to accept it. In making its decision, the Board will consider the reason why the votes were withheld, the skills and expertise of that Director, the overall composition of the Board and the skills and the expertise of the other Directors. Within 90 days of receiving the final voting results of the Meeting, the Board will decide whether to accept or not accept the resignation of that Director. If the resignation is accepted, subject to any applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new Director whom the Board considers to merit the confidence of the Shareholders, or call a special meeting of Shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies. If the resignation is not accepted the Board will issue a press release disclosing the reasons for rejecting the offer to resign. The Company’s Majority Voting Policy is available on the Company’s website at www.tekmira.com.

Director Term Limits

The Board has not adopted term limits for the directors on the Board.  In terms of mechanisms for Board renewal, Tekmira’s Corporate Governance and Nominating Committee’s Charter stipulates that the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of the Board.  This assessment includes an evaluation of:  the Board’s contribution as a whole and effectiveness in serving the best interests of the Company and its shareholders; specific areas in which the Board and/or management believe contributions could be improved; the appropriate size of the Board, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to the Board.

Diversity

The Board has not adopted a written policy relating to the identification and nomination of women directors. Tekmira’s Corporate Governance and Nominating Committee’s Charter stipulates that the Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board.

The Board’s Mandate, and the Corporate Governance and Nominating Committee’s Charter, do not specifically contemplate the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board. However, prior to recommending candidates to serve on the Board, the Corporate Governance and Nominating Committee shall:

A.
consider what competencies and skills the Board, as a whole, should possess. In doing so, the Committee shall recognize that the particular competencies and skills required for one company may not be the same as those required for another;

B.
assess what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by the Board, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

C.	assess what competencies and skills each nominee will bring to the Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

The Board’s Mandate does not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, the Board’s Mandate does stipulate that the Board is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

Tekmira has not adopted a target regarding women on its Board.  As at the date hereof, Tekmira does not have any women on its Board (0%). Tekmira has not adopted a target regarding women in executive officer positions. As at the date hereof, Tekmira does not have any executive officer(s) that are women (0%).

Committees of the Board of Directors

To assist in the discharge of its responsibilities, our Board of Directors currently has three committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee.

In addition to our formal, standing committees, the Board may from time-to-time organize informal, ad-hoc committees to address specific issues.

Audit Committee

The members of our Audit Committee are Mr. Karbe, Mr. Conrad and Mr. Henriques, each of whom is a nonemployee member of our Board of Directors. Mr. Karbe chairs the Audit Committee. Our Board of Directors has determined that each of the members of the Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). Our Board of Directors has determined that each member of our Audit Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.

Our Audit Committee is responsible for overseeing our financial reporting processes on behalf of our Board of Directors. Our auditor reports directly to our Audit Committee. Specific responsibilities of our Audit Committee include:

●	overseeing the work of the auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company;

●
evaluating the performance, and assessing the qualifications, of our auditor and recommending to our Board of Directors the appointment of, and compensation for, our auditor for the purpose of preparing or issuing an auditor report or performing other audit, review or attest services;

●	subject to the appointment of our auditor in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our auditor;

●	determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our auditor and to perform any proposed permissible non-audit services;

●
reviewing our financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to our Board of Directors whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our Board of Directors;

●	conferring with our auditor and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

●
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

●
reviewing and discussing with our management and auditor, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

A copy of our Audit Committee’s charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.tekmira.com

Executive Compensation Committee and Human Resources Committee

The members of our Executive Compensation and Human Resources Committee (the “Compensation Committee”) are Mr. Conrad (Chairman), Mr. Ramaswamy, and Mr. Henriques. Our Board of Directors has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their past or current senior roles in our industry. Our Board of Directors has determined that each member of our Compensation Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Specific responsibilities of our Compensation Committee include:

●
reviewing and making recommendations to our Board of Directors for our chief executive officer and other executive officers: annual base salary; annual incentive bonus, including the specific goals and amount; equity compensation; employment agreements, severance arrangements and change in control agreements/provisions; and any other benefits, compensations, compensation policies or arrangements;

●	reviewing and making recommendations to our Board of Directors regarding our overall compensation plans and structure, including incentive compensation and equity based plans;

●
reviewing and making recommendations to our Board of Directors regarding the compensation to be paid to our non-employee directors, including any retainer, committee and committee chair fees and/or equity compensation;

●	reviewing any report to be included in our periodic filings or proxy statement/circular; and

●	acting as administrator of our equity compensation plans.

A copy of our Compensation Committee’s charter is available on our website at www.tekmira.com.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are Mr. Conrad, Mr. Karbe and Mr. Manchester. It is anticipated that the Corporate Governance and Nominating Committee will appoint a Chair at the next meeting of the Corporate Governance and Nominating Committee. Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Specific responsibilities of our Corporate Governance and Nominating Committee include:

●	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

●	evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to the Board;

●	periodically reviewing and assessing the performance of our Board, including Board committees;

●	developing and reviewing a set of corporate governance principles for Tekmira.

A copy of our Corporate Governance and Nominating Committee’s charter is available on our website at www.tekmira.com.

Our Board of Directors is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board of Directors.

In evaluating prospective nominees, our Corporate Governance and Nominating Committee looks for the following minimum qualifications: strong business acumen, extensive previous experience as an executive or director with successful companies, the highest standards of integrity and ethics, and a willingness and ability to make the necessary time commitment to diligently perform the duties of a director. Nominees are selected with a view to our best interests as a whole, rather than as representative of any particular stakeholder or category of stakeholders. Our Corporate Governance and Nominating Committee will also consider the skill sets of the incumbent directors when recruiting replacements to fill vacancies in our Board of Directors. Our Board of Directors prefers a mix of experience among its members to maintain a diversity of viewpoints and ensure that our Board of Directors can achieve its objectives. When a vacancy on our Board of Directors occurs, in searching for a new director, the Corporate Governance and Nominating Committee will identify particular areas of specialization which it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of our Board of Directors. Potential nominees and their respective references are interviewed extensively in person by the Corporate Governance and Nominating Committee before any nomination is endorsed by that committee. All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board of Directors.

Board and Committee Meetings

During the year ended December 31, 2014, our Board of Directors held a total of 11 meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 6, 5, and 1 time(s), respectively, during the year ended December 31, 2014.

The attendance records for the members of the Board of Directors in the year ended December 31, 2014 are as follows:

Director	Number of meetings attended:
	Board	Audit Committee	Compensation Committee	Governance Committee
Daniel Kisner(1)	11 of 11	n/a	5 of 5	1 of 1
Mark Murray	11 of 11	n/a	n/a	n/a
Michael Abrams(2)	n/a	n/a	n/a	n/a
Donald Jewell(1)	11 of 11	6 of 6	5 of 5	n/a
Frank Karbe	11 of 11	6 of 6	n/a	n/a
Kenneth Galbraith(3)	5 of 5	3 of 4	n/a	1 of 1
Peggy Phillips(1,5)	10 of 10	n/a	4 of 4	n/a
Richard Henriques(4)	1 of 1	n/a	n/a	n/a
(1)	Dr. Kisner resigned from the Board effective March 4, 2015 upon the completion of the Company’s merger with OnCore.
(2)	Dr. Abrams resigned as a director of the Company effective January 6, 2014.
(3)	Mr. Galbraith resigned from the Board effective August 22, 2014.
(4)	Mr. Henriques was appointed as a Board Director effective December 17, 2014.
(5)	Ms. Phillips was appointed as a Board Director effective February 12, 2014.

In addition to our formal, standing committees, the Board may from time-to-time organize informal, ad-hoc committees to address specific issues.

The Board meets on a quarterly, regularly scheduled basis and more frequently as required. In addition, informal communications between management and directors occur apart from regularly scheduled Board and committee meetings. At each regularly held quarterly Board meeting, the Board’s independent directors held an in camera session without the presence of non-independent directors and members of management.

Board Member Attendance at Annual Shareholder Meetings

Although we do not have a formal policy regarding director attendance at annual shareholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances.

Director Compensation

The Board of Directors has adopted formal policies for compensation of non-executive directors. In order to align the interests of directors with the long-term interests of shareholders, the directors have determined that the most appropriate form of payment for their services as directors is through participation in Tekmira’s equity compensation plans, as well as an annual cash retainer and fees for meeting attendance. Directors who also serve as a member of our management team receive no additional consideration for acting as a director.

The Board has adopted a policy that non-executive directors are granted options upon appointment as a director and are eligible for annual grants thereafter.

Our Board fees are denominated in U.S. dollars. The Board fee schedule for 2011 was as follows: an annual cash retainer of $18,000 per annum ($25,500 for the Chairman of the Board; an additional $5,000 for the Chairman of the Audit Committee; an additional $2,500 for members of the Audit Committee; and an additional $2,500 for the Chairman of any other Board constituted committees) and meeting fees of $500 to $1,750. In the fourth quarter of 2010, Lane Caputo conducted a review of Executive and Director Compensation. Lane Caputo’s report recommended the following Board fee schedule: an annual cash retainer of $25,000 per annum ($50,000 for the Chairman of the Board; an additional $10,000 for the Chairman of the Audit Committee; an additional $6,000 for members of the Audit Committee; an additional $7,500 for the Chairman of the Compensation and Governance Committees; and, an additional $5,000 for members of the Compensation and Governance Committees) and Board meeting fees of $1,750 and no fees for Board committee meetings. The Board approved this new fee schedule effective January 1, 2011 but resolved to defer any payments in excess of the prior fee schedule until such time as the Company was more financially stable. Following the settlement of the litigation with Alnylam and AlCana in November 2012, the Board resolved to release the excess fees and continue with the Lane Caputo recommended Board fee schedule on an ongoing basis.

Non-executive directors earned cash compensation of $284,184 in 2014 as annual retainer and meeting attendance fees. We also reimburse directors for travel expenses they incur on behalf of the Company, including the cost of attending meetings of the Board.

Director options are priced at the closing market price of the previous trading day and vest immediately upon granting. We typically grant options to directors at the time of their first appointment to the Board and then on an annual basis at the end of the fiscal year.

We recently reset our new Board member option grant level from 10,000 to 15,000 and our ongoing Board member annual grant level from 5,000 to 7,500. Beginning in 2014, new Board member grants vest 25% immediately, and 25% at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual grants will continue to vest immediately. For the 2014 year, we expect to issue an annual grant of options to each of our non-executive Board members following our 2015 Annual General and Special Meeting.

Long-Term Incentive Plan Awards for our Directors

We do not have any long-term incentives for our Directors other than stock options.

Pension, Retirement or Similar Benefit for our Directors

We do not have any amounts set aside or accrued to provide for pension, retirement or similar benefits for our Directors.

Directors’ and Officers’ Liability Insurance

We purchase annual insurance coverage for our directors’ and officers’ (executives’) liability.

Benefits on Termination of Directors

We do not have any contractual obligations arising when a director’s service terminates.

Director Compensation Table

The following table summarizes the compensation of our directors who served during 2014 and who are not listed as named executive officers:

Name	Fees earned ($)	Option-based awards (1) ($)	Total ($)	Outstanding And Unexercised Options to Purchase Common Stock (#)(2)
Daniel Kisner (Board Chair) (3)	81,966	162,921	244,887	Nil
Donald Jewell (4)	57,000	162,921	219,921	Nil
Frank Karbe (Audit Committee Chair)	56,000	162,921	218,921	37,500
Kenneth Galbraith (5)	33,545	162,921	196,466	Nil
Peggy Phillips (Executive Comp and HR Committee Chair) (6)	52,759	210,979	263,737	Nil
Richard Henriques (7)	2,914	0	2,914	5,000

Notes:

(1)
Option-based annual awards in the amount of 7,500 were granted to the directors in 2014 at the Annual General Meeting in May. Additionally, 10,000 options were awarded to Messers Kisner, Karbe, Galbraith and Jewell. These directors were awarded 5,000 options at appointment and these grants align their total appointment awards to the more recently approved level of 15,000.

(2)	Amounts shown reflect option awards vested as of April 23, 2015.

(3)	Dr. Kisner resigned from the Board effective March 4, 2015 upon the completion of the Company’s merger with OnCore.

(4)	Mr. Jewell resigned from the Board effective March 4, 2015 upon the completion of the Company’s merger with OnCore.

(5)	Mr. Galbraith resigned from the Board on August 22, 2014.

(6)	Ms. Phillips joined the Board on February 12, 2014 and was awarded 15,000 options. Ms. Phillips resigned from the Board effective March 4, 2015 upon the completion of the Company’s merger with OnCore.

(7)	Mr. Henriques joined the Board on December 19, 2014 and was awarded 15,000 new Board member options on March 30, 2015.

Codes of Business Conduct for Directors Officers and Employees

We have adopted a code of business conduct for directors, officers and employees (the “Code of Conduct”), which is available on our website at http://investor.tekmirapharm.com/governance.cfm and also at www.sedar.com. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.

Our Board of Directors and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. We have not filed a material change report that pertains to any conduct of any of our directors or executive officers that constitutes a departure from our Code of Conduct. If we make any substantive amendments to our Code of Conduct, or grant any waiver from a provision of our Code of Conduct to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

Tekmira complies with the relevant provisions under the Business Corporations Act (British Columbia) that deal with conflict of interest in the approval of agreements or transactions and our code of conduct sets out additional guidelines in relation to conflict of interest situations. Tekmira, through directors’ and officers’ questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that one of our directors or officers may have. Where appropriate, our directors absent themselves from portions of a meeting of our Board of Directors or Board committee to allow independent discussion of points in issue.

Tekmira was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct to the extent possible.

Shareholder Communications with Directors

We communicate with our stakeholders through a number of channels including our web site at www.tekmira.com. Shareholders can provide feedback to us in a number of ways, including email at BCousins@tekmira.com. Any communication sent must state the number of our Common Shares owned by the Shareholder making the communication. We will review each communication and will forward such communication to our Board of Directors, or to any individual director to whom the communication is addressed, unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, we shall discard the communication. All communications that relate to questionable accounting or auditing matters involving Tekmira should be addressed directly to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.tekmira.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Except as disclosed below, to the knowledge of the directors and executive officers of the Company, no person or corporation owned, directly or indirectly, or exercised control or direction over, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares of Tekmira as at April 23, 2015.  See “Proposal No. 1 –Election of Directors – Information on Nominees for Directors” for information regarding the Common Shares held by our Directors.

Name	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Roivant Sciences Ltd	16,013,540	29.5%

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets out the compensation paid, payable or otherwise provided to our Named Executive Officers during our three most recently completed financial years ending on December 31. All amounts are expressed in US dollars unless otherwise noted. Amounts paid or denominated in Canadian dollars are converted to US dollars for presentation purposes at the average exchange rate for the year.

Name and principal position	Year	Salary (US$)	Salary (C$)	Options (US$) (1)	Annual incentive cash bonus (US$)	All other compensation (US$) (2)	Total compensation (US$)
Dr. Mark Murray	2014	400,000	NA	466,404	180,000	38,848	1,085,252
President and	2013	377,500	NA	-	160,359	43,792	581,651
Chief Executive Officer	2012	350,000	NA	165,768	347,984	62,040	925,792

Mr. Bruce Cousins (3)	2014	276,117	305,000	-	99,583	44,026	419,725
Executive Vice President, Finance	2013	69,480	71,558	1,247,159	24,318	2,085	1,343,040
and Chief Financial Officer	2012	-	-	-	-	-	-

Dr. Ian MacLachlan	2014	292,299	322,875	333,146	-	15,088	640,532
Former Executive Vice President	2013	305,851	315,000	-	113,739	9,422	429,011
and Former Chief Technical Officer	2012	295,190	295,000	118,405	295,190	8,856	717,642

Dr. Mark Kowalski (5)	2014	333,125	NA	333,146	105,000	15,986	787,257
Senior Vice President	2013	128,623	NA	261,819	36,240	3,859	430,541
and Chief Medical Officer	2012	-	-	-	-	-	-

Dr. Mike Abrams (6)	2014	243,758	270,000	529,515	87,995	8,462	869,760
Executive Vice President	2013	-	-	-	-	-	-
and Chief Discovery Officer	2012	-	-	-	-	-	-

Notes:

1.
The fair value of each option is estimated as at the date of grant using the most widely accepted option pricing model, Black-Scholes. The fair value of options computed on the grant date is in accordance with FASB ASC Topic 718. The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers in 2012 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 121.5%; and, a weighted average risk-free interest rate of 1.46%. The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2013 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 114.7%; and, a weighted average risk-free interest rate of 2.49%. The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2014 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 105.0%; and, a weighted average risk-free interest rate of 2.49%. Options awarded to the Named Executive Officers in February 2015 are not included in the above table.

2.
All other compensation in 2012, 2013 and 2014 includes Registered Retirement Savings Plan, or RRSP, or equivalent matching payments of 3% of salary. In 2012, 2013 and 2014 all of our full-time employees and executives were eligible for RRSP or equivalent matching payments. Dr. Murray’s and Dr. Kowalski’s other compensation also includes reimbursement of personal tax filing service fees up to a maximum of $10,000 and $5,000 per year, respectively. Dr. Murray’s and Dr. MacLachlan’s other compensation also includes amounts claimed under their contractual entitlement to reimbursement of any health expenses incurred, including their families’ health expenses, that are not covered by insurance. Mr. Cousins’ other compensation also includes amounts for housing provided.

3.	Mr. Cousins commenced employment with Tekmira in October 2013 with an annual salary of $286,762 (C$305,000) and was granted 150,000 new hire stock options at that time.

4.
Dr. MacLachlan terminated his employment as Chief Technical Officer pursuant to the “good reason” termination provision in his Employment Agreement, effective December 31, 2014 and received a total severance payment of $1,084,563 (C$1,258,201).

5.	Dr. Kowalski commenced employment in August 2013 with an annual salary of $325,000 and was granted 50,000 new hire stock options at that time.

6.	Dr. Abrams commenced employment in January 2014 with an annual salary of $243,758 (C$270,000) and was granted 75,000 new hire stock options at that time.

Compensation Discussion and Analysis

Principles, Components and Policies

The Executive Compensation and Human Resources Committee, or the Compensation Committee, is responsible for recommending the compensation of our executive officers to the Board of Directors. In establishing compensation levels for executive officers, the Compensation Committee seeks to accomplish the following goals:

•
to recruit and subsequently retain highly qualified executive officers by offering overall compensation which is competitive with that offered for comparable positions in other biotechnology companies;

•	to motivate executives to achieve important corporate performance objectives and reward them when such objectives are met; and

•	to align the interests of executive officers with the long-term interests of shareholders through participation in our stock-based compensation plan (the “2011 Plan”).

Role of the Compensation Committee’s Independent Compensation Consultant

Beginning in March 2014, the Compensation Committee retained Arnosti Consulting Inc, (“Nancy Arnosti”), as an independent compensation consultant.  Nancy Arnosti has attended all meetings of the Compensation Committee since then, with or without management present, to provide advice to the Committee.

The Committee asked Nancy Arnosti to provide the Company with information to satisfy the requirements of the Committee’s charter and the rules of the NASDAQ Stock Exchange relating to independence of the Committee’s compensation advisors for the following factors:
●	Provision of Services
●	Fees received as a percentage of total revenue
●	Policies and Procedures that are intended to prevent conflicts of interest
●	Business or personal relationships with members of the Committee
●	Business or personal relationships with executive officers of the Company
●	Stock owned

The Committee determined, based on an analysis of the above factors, that the work of Arnosti Consulting Inc. as Compensation Consultant does not create any conflict of interest.

Benchmarking of Executive Compensation

In the fourth quarter of 2014, Nancy Arnosti was tasked with reviewing Executive and Director Compensation and benchmarking against companies in the biotechnology industry. Executive and Director Compensation was benchmarked against a group of relevant peer companies.  The 28 companies selected in Tekmira’s peer group were:

Achillion Pharmaceuticals Inc	Neuralstem Inc
Agenus Inc	Omeros Corp
Amicus Therapeutics Inc	Oncothyreon Inc
Arrowhead Research Corp	Orexigen Therapeutics Inc
Biocryst Pharmaceuticals Inc	Regulus Therapeutics Inc
Celldex Therapeutics Inc	Repros Therapeutics Inc
Corcept Therapeutics	Rexahn Pharmaceuticals Inc
Cytokinetics Inc	Sangamo Biosciences Inc
Dicerna Pharmaceuticals, Inc.	Sarepta Therapeutics Inc
Galena Biopharma Inc	Sunesis Pharmaceuticals Inc
Geron Corp	Synta Pharmaceuticals
Idera Pharmaceuticals Inc	Targacept Inc
Inovio Pharmaceuticals Inc	Threshold Pharmaceuticals Inc
Insmed Inc	Ziopharm Oncology Inc

The outcome of the Executive Compensation and Director Compensation review was used as the basis for establishing Officer and Director Compensation recommendations for 2015.  All changes were effective January 1, 2015.

During 2013, Tekmira participated in and purchased the Radford Global US Life Sciences Survey (US Edition).  This survey is generally aimed at non-executive level staff. Tekmira considered 50th percentile data from the survey for companies with 50 to 149 employees in determining salaries for Dr. Kowalski and Mr. Cousins who were hired during 2013.  50th percentile market data was presented to the Compensation Committee by the CEO at the end of 2013 and was considered in the determination of executive salaries for 2014.

Performance Graph

The performance of our share price is one of the factors the Compensation Committee takes into account when considering executive compensation. The following graph compares the cumulative shareholder return on an investment of C$100 in the Common Shares of the Company on the TSX from December 31, 2009, with a cumulative total shareholder return on the TSX Composite Total Return and TSX Capped Health Care Indices.

Elements of Executive Compensation

Currently, our executive compensation package principally consists of the following components: base salary, discretionary annual incentive cash bonus, long-term incentives in the form of share options and health and retirement benefits generally available to all of our employees. We have not granted any share appreciation rights to our directors and officers. We have established the above components for our executive compensation package because we believe a competitive base salary and opportunity for annual cash bonuses are required to recruit and retain key executives. Our 2011 Plan enables our executive officers to participate in our long term success and aligns their interests with those of our shareholders. Additional details on the compensation package for Named Executive Officers are described in the following sections.

Base Salary

The Named Executive Officers are paid a base salary as an immediate means of rewarding the Named Executive Officer for efforts expended on our behalf. Base salaries for Named Executive Officers are evaluated against the responsibilities inherent in the position held, the individual’s experience and past performance, and industry benchmarks.

Annual Incentive Cash Bonuses

Our policy is to pay bonuses following the end of our fiscal year, assuming that we have sufficient financial stability, based upon our level of achievement of major corporate objectives as determined by the Compensation Committee and the Board of Directors.

Long-Term Incentives—Share Options

Share options are granted to reward individuals for current performance, expected future performance and to align the long term interest of Named Executive Officers with shareholders. Share option grants are based on officer performance as measured against pre-determined corporate and personal performance goals. Awards ranges were established in 2014 based on the benchmarking analysis conducted. Awards reflect the qualitative judgment of the Board of Directors as to whether a grant should be awarded for retention or incentive purposes.

Share options are generally awarded to executive officers at commencement of employment and annually thereafter after taking into consideration the recommendations of current Director and Officer benchmarking compensation analysis. Any special compensation other than cash bonuses is typically granted in the form of options. The exercise price for the options is the closing price of the Common Shares on the last trading day before the grant of the option. See subsection “Equity Compensation Plans” for a description of the terms of the Company’s current omnibus share compensation plan.

Pension Plans or Similar Benefits for Named Executive Officers

We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a Registered Retirement Savings Plan (“RRSP”) Matching Plan whereby the Company matches employee contributions to their RRSPs (or US-equivalent retirement savings plan such as an IRA) up to a certain percentage of each employee’s salary. The RRSP matching plan is available to all full-time employees of Tekmira. Each year the Compensation Committee will approve a matching percentage of up to 3% of employee salaries. The matching percentage is the same for all employees and is not based on performance.

Health care plans

All Tekmira employees receive health care coverage as a benefit. In addition, Drs. Murray and MacLachlan are entitled to reimbursement of any health expenses incurred, including their families’ health expenses that are not covered by our insurance, as part of their employment contracts.

Other compensation

As part of his employment contract, Dr. Murray’s compensation also includes reimbursement of personal tax filing service fees up to a maximum of $10,000 per year. As part of his employment contract, Dr. Kowalski’s compensation also includes reimbursement of personal tax filing service fees up to a maximum of $5,000 per year. As part of his employment contract, Mr. Cousins receives reimbursement for reasonable housing costs in Vancouver, which in 2014 were $31,027 (C$33,000).

Named Executive Officer compensation for 2012, 2013 and 2014

Base salary

There were no changes to Named Executive Officer salaries during 2012.

The salaries of Drs. Murray and Kowalski are denominated in US dollars. The salaries of the other Named Executive Officers are denominated in Canadian dollars.

Effective January 1, 2013, the base salary of Dr. Murray was increased by 8% to $377,500 and the base salary of Dr. MacLachlan was increased by 7% to $305,851 (C$315,000 - converted to US dollars at the 2013 average exchange rate of 0.9710). These increases reflect cost of living increases, performance and retention measures and take into consideration the lack of increases in 2012. We hired Mr. Cousins and Dr. Kowalski in 2013 at annual salaries of $296,155 (C$305,000 - converted to US dollars at the 2013 average exchange rate of 0.9710) and $325,000, respectively.

Effective January 1, 2014, the base salary of Dr. Murray was increased by 6% to $400,000, the base salary of Dr. MacLachlan was increased by 2.5% to $303,568 (C$322,875), the base salary of Mr. Cousins remained at $286,762 (C$305,000), and the base salary of Dr. Kowalski was increased by 2.5% to $333,125 (Canadian dollar denominated salaries have been converted to US dollars at the December 31, 2013 exchange rate of 0.9402). We hired Dr. Abrams in 2014 at an annual salary of $253,854 ($270,000).

Effective January 1, 2015, the base salary of Dr. Murray was increased by 12.5% to $450,000.  The base salary of Mr. Cousins was increased by 4.6% to $274,976 (C$319,000).  The base salary of Dr. Abrams was increased by 3.0% to $278,000.  The base salary of Dr. Kowalski was increased by 3.6% to $345,000.  Dr. MacLachlan’s employment with Tekmira was terminated on December 31, 2014.

Annual Incentive Cash Bonuses

For 2012, Dr. Murray and Dr. MacLachlan were eligible to earn cash bonuses of up to a maximum of 50% of their base salaries based on the Board of Directors determination of achievement of corporate goals. Our objectives for 2012, as established by the Board of Directors included: completing enrollment of patients in the Phase 1 clinical trial for TKM-PLK1; completion of a Phase 1 clinical trial for TKM-Ebola; continued execution of TKM-Ebola contract including manufacturing scale-up and lyophilization of LNP technology; and, complete an equity offering and maintain a strong cash position. At the end of 2012, the Compensation Committee recommended, and the Board of Directors approved, the payment of 200% of the maximum cash bonus for 2012 for Drs. Murray and MacLachlan. The bonus payments at the end of 2012 included the amounts the Named Executives had forgone in 2011 and achievement against corporate objectives. The bonus was not based on any quantitative weighting of individual corporate performance goals or other formulaic process.

Maximum percentage bonus potential for Drs. Murray and MacLachlan for 2013 was the same as for 2012. The maximum percentage bonus potential for Mr. Cousins was 40% and for Dr. Kowalski it was 35%. Our objectives for 2013 were assigned quantitative weighting, and were established by the Board of Directors which included: initiating a TKM-PLK1 Phase 2 efficacy clinical trial (30%); file a TKM-ALDH2 IND (10%); treat first subject with new formulations of TKM-Ebola (10%); nominate a new product development candidate (20%); maintain cash runway into 2015 (10%); generate business development revenue (15%); and other organizational objectives (5%). At the end of 2013, the Compensation Committee recommended, and the Board of Directors approved, the payment of executive bonuses of up to 87.5% of the maximum. The maximum bonus level was based on the progress and achievement of the listed corporate objectives based on the indicated quantitative weighting.

The President and Chief Executive Officer reviewed the performance of Drs. MacLachlan and Kowalski in light of their goals and achievements for 2013.   Dr. Murray’s bonus payout was based solely on the achievement of 2013 Corporate Goals.  Mr. Cousin’s bonus was also based solely on achievement of corporate goals. The individual goals for Drs. MacLachlan and Kowalski also contributed to determination of their bonus percentages.

The bonus percentages, as a percentage of annual salary, earned by the Named Executive Officers for 2013 were:

Dr. Mark Murray	43.8%
Mr. Bruce Cousins	35.0%
Dr. Ian MacLachlan	37.2%
Dr. Mark Kowalski	30.6%

Maximum percentage bonus potential for Drs Murray and MacLachlan for 2014 was the same as for 2013. The maximum percentage bonus for Dr. Abrams and Mr. Cousins were 40%, and for Dr. Kowalski, 35%.  Our objectives for 2014 were assigned a quantitative weighting, and were established by the Board of Directors.  2014 Corporate Objectives included:  TKM-HBV - initiate first in human clinical trial (25%); TKM-PLK - report interim GI-NET / ACC data and for HCC complete enrollment of at least 6 patients (20%); Nominate next development candidate (15%); TKM-ALDH2 - treat first subject (10%); Medical Counter Measures - Ph I subject treated and secure additional contracts (10%); Business Development - complete meaningful business transaction (10%); Capital Markets, IR and Communications - increase institutional investor base, maintain cash runway and outperform NASDAQ/BTK Biotech Index (10%).  In February 2015, the Compensation Committee recommended, and the Board of Directors approved, the payment of executive bonuses, in respect of 2014, of 90% of the maximum. The maximum bonus level was based on the progress and achievement of the listed corporate objectives based on the indicated quantitative weighting.

The bonus percentages, as a percentage of annual salary, earned by the Named Executive Officers for 2014 were therefore:

Dr. Mark Murray	45.0%
Mr. Bruce Cousins	36.0%
Dr. Ian MacLachlan*
Dr. Mark Kowalski	31.5%
Dr. Abrams	36.0%
*Note: Dr.MacLachlan terminated his employment with the company on December 31, 2014.  His employment was terminated pursuant to the ‘good reason’ termination provisions in his Employment Agreement.  As such, Dr. MacLachlan was paid a bonus based on the terms of his Employment Agreement.

Long-Term Incentives—Share Options

In December 2012, as part of our annual compensation review, we granted 35,000 options to Dr. Murray and 25,000 options to Dr. MacLachlan. These share option grants were recommended by the Compensation Committee and approved by independent Directors based on corporate and individual performance and our needs for fiscal 2013. These options vest one quarter immediately and one quarter on the next three anniversaries of their grant date.

In 2013, we granted 150,000 options to Mr. Cousins and 50,000 options to Dr. Kowalski in conjunction with their appointments as executive officers of Tekmira. These options vest one quarter immediately and one quarter on the next three anniversaries of their grant date.

In January 2014 we granted 75,000 options to Dr. Abrams in conjunction with his appointment as an executive officer of Tekmira.  These options vest one quarter immediately and one quarter on the next three anniversaries of their grant date.

In February 2014, as part of our annual compensation review, we granted 35,000 options to Dr. Murray, 25,000 options to each of Dr. MacLachlan and Dr. Kowalski. These share option grants were recommended by the Compensation Committee and approved by independent Directors based on corporate and individual performance and our needs for fiscal 2014. Mr. Cousins did not receive any performance options in February 2014 as he was appointed in October 2013. These options vest one quarter immediately and one quarter on the next three anniversaries of their grant.

In February 2015, as part of our annual compensation review, we approved for granting 180,000 options to Dr. Murray, 80,000 options to Mr Cousins, 50,000 options to Dr. Abrams, 65,000 options to Dr. Kowalski.  Dr. MacLachlan’s employment was terminated on December 31, 2014.  These options will vest in thirds on each of the next three anniversaries of their grant date.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during fiscal year 2014 served as one of our officers, former officers or employees nor received directly or indirectly compensation from the Company, other than in the capacity as a member of our Board and Compensation Committee. There was no direct or indirect control by the members of the Compensation Committee of the Company. No member of the Compensation Committee, directly or indirectly, is the beneficial owner of more than 10% of the Company’s equity, nor are they an executive officer, employee, director, general partner or a managing member of one or more entities that are together the beneficial owners of more than 10% of the Company’s equity. The Compensation Committee members are not aware of any business or personal relationship between (i) a member of the Compensation Committee and any person who has provided or is providing advice to the Compensation Committee; and (ii) an executive officer of the company and any firm or other person who is employed or is employing such person to provide advice to the Compensation Committee. During fiscal year 2014, none of our executive officers served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our executive officers served as a member of the board of directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Report of the Compensation Committee of the Board of Directors

The compensation committee of the board of directors has reviewed and discussed Tekmira’s compensation discussion and analysis with management. Based on this review and discussion, the compensation committee recommended to the board of directors that the compensation discussion and analysis be included in Tekmira’s definitive proxy statement on Schedule 14A for its 2015 annual meeting of stockholders and Tekmira’s annual report on Form 10-K for the fiscal year ended December 31, 2014, each as filed with the Securities and Exchange Commission.

The foregoing report was submitted by the compensation committee of the board of directors and shall not be deemed soliciting material or filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C promulgated by the Securities and Exchange Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Peggy Phillips, Compensation Committee Chair
Daniel Kisner
Donald Jewell

Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(2)			Stock Awards: Number of	Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock and
Name	Date of Grant (1)	Threshold ($)	Target ($)	Maximum ($)	Shares of Stock(3)	Underlying Options	of Option Awards ($)	Option Awards ($)(4)
Mark Murray, Ph.D.	2/5/14	$ -	$ -	$ -	-	35,000	$ 14.85	$ 466,404
President and Chief Executive Officer
Bruce Cousins	N/A	$ -	$ -	$ -	-	N/A	N/A	$ -
Executive Vice President and Chief Financial Officer
Ian MacLachlan, Ph.D.	2/5/14	$ -	$ -	$ -	-	25,000	$ 14.85	$ 333,146
Executive Vice President and Chief Medical Officer
Mike Abrams, Ph.D.	1/2/14	$ -	$ -	$ -	-	75,000	$ 14.85	$ 529,515
Executive Vice President and Chief Discovery Officer
Mark Kowalski, M.D., Ph.D.	2/5/14	$ -	$ -	$ -	-	25,000	$ 14.85	$ 333,146
Senior Vice President and Chief Medical Officer

Notes:

1.
The stock option awards reported in the 2014 Grants of Plan-Based Awards Table were granted as 2013 annual stock option awards for Dr. Murray, Dr. MacLachlan, and Dr. Kowalski. The stock option awards granted in 2014 to Dr. Abrams relate to the commencement of his employment in January 2014.

2.
We do not have any non-equity incentive plans. A discretionary annual incentive cash bonus may be included as a component of our executive compensation package – see Item 11 subsection “Elements of Executive Compensation”.

3.	Our 2011 Plan allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units, but we have not granted any stock awards of this kind to date.

4.
The Grant Date Fair Value, computed in accordance with FASB ASC Topic 718, represents the value of stock options granted during the year. The amounts reported in the Grants of Plan-Based Awards Table reflect our accounting expense and may not represent the amounts our named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on our actual operating performance, stock price fluctuations and that named executive officer’s continued employment. Our Designated Plans, governed substantially under the same terms as our 2011 Plan, provide that the option exercise price is always at least equal to the closing market price of the common shares on the day preceding the date of grant and the term may not exceed 10 years. These stock options vest one quarter immediately, and one quarter on the next three anniversaries of their grant date. As the closing market price of the common shares is denominated in Canadian dollars, the Exercise Prices shown in the table have been translated to US dollars using the last closing rate for the year, and the Grant Date Fair Value shown in the table have been translated to US dollars using the average exchange rate for the year.

Outstanding Option-Based Awards at December 31, 2014

There were no outstanding stock awards for any Named Executive Officer as at December 31, 2014.  The following tables set out all option awards, outstanding as at December 31, 2014, for each Named Executive Officer:

	Option-based awards - total outstanding options (1)
Name	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date (2)	Value of unexercised in-the-money options (3) (C$)	Value of unexercised in-the-money options (4) (US$)
Dr. Mark Murray (5)	219,428	0.44	0.44	September 13, 2005	3,802,687	3,433,430
	27,007	0.44	0.44	March 2, 2008	468,031	422,583
	30,000	4.65	4.01	August 31, 2008	393,600	339,283
	25,000	1.80	1.55	December 9, 2008	399,250	344,154
	25,000	3.85	3.32	January 28, 2010	348,000	299,976
	35,000	2.40	2.07	August 10, 2011	537,950	463,713
	35,000	1.70	1.47	December 23, 2011	562,450	484,832
	35,000	5.15	4.44	December 10, 2012	441,700	380,745
	35,000	16.40	14.14	February 5, 2014	47,950	41,333
Mr. Bruce Cousins	150,000	9.12	7.86	October 7, 2013	1,297,500	1,118,445
Dr. Ian MacLachlan(6)	30,000	4.65	4.01	August 31, 2008	393,600	339,283
	16,000	1.80	1.55	December 9, 2008	255,520	220,258
	16,000	3.85	3.32	January 28, 2010	222,720	191,985
	25,000	2.40	2.07	August 10, 2011	384,250	331,224
	25,000	1.70	1.47	December 23, 2011	401,750	346,309
	25,000	5.15	4.44	December 10, 2012	315,500	271,961
	25,000	16.40	14.14	February 5, 2014	34,250	29,523
Dr. Mark Kowalski	50,000	5.75	4.96	August 12, 2013	601,000	518,062
	25,000	16.40	14.14	February 5, 2014	34,250	29,523
Dr. Mike Abrams(7)	17,044	0.44	0.44	September 13, 2005	295,373	266,691
	5,445	0.44	0.44	January 1, 2006	94,362	85,199
	675	0.44	0.44	April 4, 2007	11,698	10,562
	13,503	0.44	0.44	May 28, 2007	234,007	211,284
	5,000	1.80	1.55	December 9, 2008	79,850	68,831
	5,000	3.85	3.32	January 28, 2010	69,600	59,995
	5,000	2.40	2.07	August 10, 2011	76,850	66,245
	5,000	1.70	1.47	December 23, 2011	80,350	69,262
	5,000	5.15	4.44	December 10, 2012	63,100	54,392
	75,000	8.30	7.15	January 2, 2014	710,250	612,236

	Option-based awards - outstanding vested options (1)
Name	Number of securities underlying unexercised vested options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date (2)	Value of unexercised in-the-money options (3) (C$)	Value of unexercised in-the-money options (4) (US$)
Dr. Mark Murray (5)	219,428	0.44	0.44	September 13, 2005	3,802,687	3,433,430
	27,007	0.44	0.44	March 2, 2008	468,031	422,583
	30,000	4.65	4.01	August 31, 2008	393,600	339,283
	25,000	1.80	1.55	December 9, 2008	399,250	344,154
	25,000	3.85	3.32	January 28, 2010	348,000	299,976
	35,000	2.40	2.07	August 10, 2011	537,950	463,713
	35,000	1.70	1.47	December 23, 2011	562,450	484,832
	26,250	5.15	4.44	December 10, 2012	331,275	285,559
	8,750	16.40	14.14	February 5, 2014	11,988	10,333
Mr. Bruce Cousins	75,000	9.12	7.86	October 7, 2013	648,750	559,223
Dr. Ian MacLachlan(6)	30,000	4.65	4.01	August 31, 2008	393,600	339,283
	16,000	1.80	1.55	December 9, 2008	255,520	220,258
	16,000	3.85	3.32	January 28, 2010	222,720	191,985
	25,000	2.40	2.07	August 10, 2011	384,250	331,224
	25,000	1.70	1.47	December 23, 2011	401,750	346,309
	25,000	5.15	4.44	December 10, 2012	315,500	271,691
	25,000	16.40	14.14	February 5, 2014	34,250	29,523
Dr. Mark Kowalski	25,000	5.75	4.96	August 12, 2013	300,500	259,031
	6,250	16.40	14.14	February 5, 2014	8,563	7,381
Dr. Mike Abrams(7)	17,044	0.44	0.44	September 13, 2005	295,373	266,691
	5,445	0.44	0.44	January 1, 2006	94,362	85,199
	675	0.44	0.44	April 4, 2007	11,698	10,562
	13,503	0.44	0.44	May 28, 2007	234,007	211,284
	5,000	1.80	1.55	December 9, 2008	79,850	68,831
	5,000	3.85	3.32	January 28, 2010	69,600	59,995
	5,000	2.40	2.07	August 10, 2011	76,850	66,245
	5,000	1.70	1.47	December 23, 2011	80,350	69,262
	5,000	5.15	4.44	December 10, 2012	63,100	54,392
	18,750	8.30	7.15	January 2, 2014	177,563	153,059

	Option-based awards - outstanding unvested options (1)
Name	Number of securities underlying unexercised unvested options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date (2)	Value of unexercised in-the-money options (3) (C$)	Value of unexercised in-the-money options (4) (US$)
Dr. Mark Murray (5)	8,750	5.15	4.44	December 10, 2012	110,425	95,186
	26,250	16.40	14.14	February 5, 2014	35,963	31,000
Mr. Bruce Cousins	75,000	9.12	7.86	October 7, 2013	648,750	559,223
Dr. Mark Kowalski	25,000	5.75	4.96	August 12, 2013	300,500	259,031
	18,750	16.40	14.14	February 5, 2014	25,688	22,143
Dr. Mike Abrams(7)	56,250	8.30	7.15	January 2, 2014	532,688	459,177

Notes to tables:

(1) Options vest 25% immediately, and 25% at each of the 1st , 2nd , and 3rd anniversaries of the grant date except for options granted on March 29, 2006 that vested immediately, options granted on July 26, 2005, August 3, 2006 and August 10, 2011 that vested based on the completion of certain performance.
(2) Options expire 10 years after the grant date.
(3) This amount is the difference between Tekmira’s December 31, 2014 closing TSX share price of C$17.77 and the exercise price of the option (denominated in Canadian dollars).
(4) This amount is the difference between Tekmira’s December 31, 2014 closing TSX share price of C$17.77 and the exercise price of the option converted to US dollars at the December 31, 2014 exchange rate of 0.8620.
(5) Dr. Murray holds options to purchase 365,000 common shares of Protiva, a wholly-owned subsidiary of Tekmira, with an exercise price of C$0.30. As part of the business combination between Tekmira and Protiva, Tekmira agreed to issue 246,435 common shares of Tekmira on the exercise of these stock options giving an effective cost per Tekmira stock option of C$0.44. The shares reserved for issue on the exercise of the Protiva options are equal to the number of Tekmira common shares that would have been issued if the options had been exercised before the completion of the business combination and the shares issued on exercise of the options had then been exchanged for Tekmira common shares. See subsection “Share ownership – Additional Shares Subject to Issue”.

(6) Dr. MacLachlan terminated his employment as Chief Technical Officer pursuant to the “good reason” termination provision in his Employment Agreement, effective December 31, 2014. Under his Employment Agreement, upon termination pursuant to “good reason”, all unvested options are deemed to be vested as at the last day of his employment. See subsection “Termination and Change of Control Benefits”.
(7) Dr. Abrams holds outstanding options to purchase 54,309 common shares of Protiva, a wholly-owned subsidiary of Tekmira, with an exercise price of C$0.30. As part of the business combination between Tekmira and Protiva, Tekmira agreed to issue 36,667 outstanding common shares of Tekmira on the exercise of these stock options giving an effective cost per Tekmira stock option of C$0.44. The shares reserved for issue on the exercise of the Protiva options are equal to the number of Tekmira common shares that would have been issued if the options had been exercised before the completion of the business combination and the shares issued on exercise of the options had then been exchanged for Tekmira common shares. See subsection “Share ownership – Additional Shares Subject to Issue”.

Named Executive Officer Incentive Plan Awards – Options Exercised During the Year

During 2014, Dr. Abrams exercised an option to purchase 675 shares at an exercise price of $0.40 (C$0.44). No other options were exercised by any of the Named Executive Officers during 2014.

Named Executive Officer Incentive Plan Awards – Value Vested During the Year

The aggregate value of executive options vesting during the year ended December 31, 2014 measured at their date of vesting by comparing option exercise price to closing market price on that day was:

Name	Option-based awards value vested during the year (C$)	Option-based awards value vested during the year (US$)
Dr. Mark Murray	230,475	199,858
Mr. Bruce Cousins	604,875	549,192
Dr. Ian MacLachlan	269,188	251,890
Dr. Mark Kowalski	181,250	169,735
Dr. Mike Abrams	-	-

Termination and Change of Control Benefits

The following table provides information concerning the value of payments and benefits following the termination of employment of the Named Executive Officers under various circumstances. Payments vary based on the reason for termination and the timing of a departure. The below amounts are calculated as if the Named Executive Officer’s employment had been terminated on December 31, 2014. Receipt of payments on termination is contingent on the Named Executive Officer delivering a release to Tekmira.

Payment Type	Dr. Mark Murray	Mr. Bruce Cousins	Dr. Ian MacLachlan	Dr. Mark Kowalski	Dr. Mike Abrams
Involuntary termination by Tekmira for cause
Cash payment	$-	$-	$-	$-	$-
Option values (1)	$6,083,863	$559,223	$1,730,543	$266,412	$153,059
Benefits (2)	$-	$-	$-	$-	$-
Involuntary termination by Tekmira upon death
Cash payment	$-	$-	$-	$-	$-
Option values (1)	$6,083,863	$559,223	$1,730,543	$266,412	$153,059
Benefits (2)	$-	$-	$-	$-	$-
Involuntary termination by Tekmira without cause
Cash payment	$1,108,404	$321,028	$959,319	$381,349	$315,222
Option values (1)	$6,210,049	$559,223	$1,730,543	$266,412	$153,059
Benefits (2)	$73,980	$41,920	$125,244	$15,221	$8,057
Involuntary termination by Tekmira without cause or
by Executive with good reason after a change in control of the Company
Cash payment	$1,108,404	$321,028	$959,319	$381,349	$315,222
Option values (1)	$6,210,049	$559,223	$1,730,543	$266,412	$153,059
Benefits (2)	$73,980	$41,920	$125,244	$15,221	$8,057

Notes:

(1)
This amount is based on the difference between Tekmira’s December 31, 2014 TSX closing share price of C$17.77 and the exercise price of the options that were vested as at December 31, 2014 converted into US$ at 0.8620.

(2)
Ongoing benefit coverage has been estimated assuming that benefits will be payable for the full length of the severance period which would be the case if new employment was not taken up during the severance period. Benefits include extended health and dental coverage that is afforded to all of the Company’s full time employees. Dr. Murray’s benefits also include a $2,000,000 life insurance policy, the reimbursement of up to $10,000 per annum in professional fees related to the filing of his tax returns. Dr. Murray and Dr. MacLachlan’s benefits also include an estimate of the costs of reimbursement of health expenses incurred, including their families’ health expenses, that are not covered by insurance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of April 23, 2015 by (a) each shareholder, or group of affiliated shareholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal shareholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 54,206,270 shares of common stock outstanding as of April 23, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of April 23, 2015 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the shareholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other shareholder.

Unless otherwise indicated, each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Tekmira Pharmaceuticals Corporation, Attention: Corporate Secretary, 100-8900 Glenlyon Parkway, Burnaby, British Columbia, V5J 5J8.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
Mark Murray (1)	515,146	*
Vivek Ramaswamy (2)	54,915	*
Herbert Conrad (3)	5,000	*
Richard Henriques (3)	5,000	*
Frank Karbe (4)	45,000	*
Keith Manchester (3,5)	54,915	*
William Symonds	256,327	*
Bruce Cousins (3)	75,000	*
Mark Kowalski (3)	37,500	*
Ian MacLachlan (6)	0	*
Michael Abrams (7)	112,542	*
All current directors and executive officers as a group (11 persons) (8)	1,161,345	2.1%

5% Shareholders Not Listed Above
Roivant Sciences, Ltd. (9)	16,013,540	29.5%
_________________
*	Less than 1.0%.

(1)	Includes warrants to purchase 10,000 common shares and options exercisable within 60 days of April 23, 2015 for 440,185 common shares.

(2)	Does not include 16,013,540 shares held by Roivant over which a board of three individuals including Mr. Ramaswamy shares voting and investment power.

(3)	These are options exercisable with 60 days of April 23, 2015.

(4)	Includes warrants to purchase 2,500 common shares and options exercisable within 60 days of April 23, 2015 for 37,500 common shares.

(5)	Does not include 16,013,540shares held by Roivant over which a board of three individuals including Mr. Manchester shares voting and investment power.

(6)
Dr. MacLachlan terminated his employment as Chief Technical Officer pursuant to the “good reason” termination provision in his Employment Agreement, effective December 31, 2014. The number of shares beneficially owned by Dr. MacLachlan has not been disclosed to Tekmira.

(7)	Includes warrants to purchase 2,500 common shares and options exercisable within 60 days of April 23, 2015 for 99,167 common shares.

(8)	Does not include 16,013,540 shares held by Roivant over which a board of three individuals including Messrs. Manchester and Ramaswamy are among those whom share voting and investment power.

(9)	Voting and dispositive decisions of Roivant are made collectively by Roivant’s board of directors, which consists of Vivek Ramaswamy, Ilan Oren and Keith Manchester, M.D.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

At Tekmira’s annual general and special meeting of Shareholders held on June 22, 2011, Shareholders approved the 2011 Plan and a 273,889 increase in the number Common Shares in respect of which Awards may be granted under the 2011 Plan. Tekmira’s pre-existing 2007 Plan was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted there under. No further options will be granted under Tekmira’s 2007 Plan. At Tekmira’s annual general and special meeting of Shareholders held on June 20, 2012, Shareholders approved a 550,726 increase in the number Common Shares in respect of which Awards may be granted under the 2011 Plan. At Tekmira’s annual general and special meeting of Shareholders held on May 8, 2014, Shareholders approved an 800,000 increase in the number Common Shares in respect of which Awards may be granted under the 2011 Plan.

There are a total of 1,743,177 Common Share options currently outstanding and available for future grant under the Tekmira Plans which represents approximately 3.2% of the Company’s 54,206,270 issued and outstanding Common Shares at April 23, 2015.

Since January 1996, the equivalent of 1,152,210 Common Shares of Tekmira have been issued pursuant to the exercise of options granted under Tekmira’s Plans (which represents approximately 2.1% of the Company’s issued and outstanding Common Shares), and as of April 23, 2015, there were 1,743,177 Common Shares of Tekmira subject to options outstanding under Tekmira’s Plans (which represents approximately 3.2% of the Company’s current issued and outstanding Common Shares). The number of Common Shares of Tekmira remaining available for future grants of options as at April 23, 2015 was 98,086 (which represents approximately 0.2% of the Company’s current issued and outstanding Common Shares).

Additionally, Tekmira issued a total of 200,000 options to purchase Common Shares in 2013 to two executive officers of Tekmira in conjunction with their appointments as executive officers of Tekmira. These options were granted in accordance with the policies of the Toronto Stock Exchange and pursuant to newly designated share compensation plans (the “Designated Plans”).  The Designated Plans are governed by substantially the same terms as the 2011 Plan.

Terms of the 2011 Plan

The following is a summary of important provisions of the 2011 Plan. It is not a comprehensive discussion of all of the terms and conditions of the 2011 Plan. Readers are advised to review the full text of the 2011 Plan to fully understand all terms and conditions of the 2011 Plan. A copy of the 2011 Plan can be obtained by contacting the Company’s Corporate Secretary.

Purpose. The purpose of the 2011 Plan is to promote the Company’s interests and long-term success by providing directors, officers, employees and consultants with greater incentive to further develop and promote the Company’s business and financial success, to further the identity of interest of persons to whom Awards may be granted with those of the Shareholders generally through a proprietary ownership interest in the Company, and to assist the Company in attracting, retaining and motivating its directors, officers, employees and consultants.

Administration. Under the 2011 Plan, the Board of Directors can, at any time, appoint a committee (the “Compensation Committee”) to, among other things, interpret, administer and implement the 2011 Plan on behalf of the Board of Directors in accordance with such terms and conditions as the Board of Directors may prescribe, consistent with the 2011 Plan (provided that if at any such time such a committee has not been appointed by the Board of Directors, the 2011 Plan will be administered by the Board of Directors).

Eligible Persons. Under the 2011 Plan, Awards may be granted to any director, officer, employee or consultant (as defined in the 2011 Plan) of the Company, or any of its affiliates, or a person otherwise approved by the Compensation Committee (an “Eligible Person”). A participant (“Participant”) is an Eligible Person to whom an Award has been granted under the 2011 Plan.

Share Reserve. As of April 23, 2015, there were 289,369 options outstanding under the 2007 Plan and 1,453,808 options outstanding under the 2011 Plan. Any 2007 Plan options that are cancelled or forfeited will be added to the 2011 Plan available for grant balance. There is a balance of 98,086 available for grant under the 2011 Plan, which represents 0.2% of our outstanding Common Shares as of April 23, 2015. The aggregate number of Awards that may be issued under the 2007 Plan and 2011 Plan is 2,993,870 as of April 23, 2015, representing 5.5% of our outstanding Common Shares as of April 23, 2015.

Amending Provisions. In accordance with Toronto Stock Exchange policies, the 2011 Plan allows the Compensation Committee of the Board of Directors to amend the 2011 Plan or any Award agreement under the 2011 Plan at any time provided that Shareholder approval has been obtained by ordinary resolution. Notwithstanding the foregoing, Shareholder approval would not be required for amendments of a clerical nature, amendments to reflect any regulatory authority requirements, amendments to vesting provisions, amendments to the term of options or tandem stock appreciation rights held by non-insiders, amendments to the option exercise price of options held by non-insiders, and any amendments which provide a cashless exercise feature to an Award that provides for the full deduction of the number of underlying Common Shares from the total number of Common Shares subject to the 2011 Plan.

Limits on Grants to Insiders. In accordance with Toronto Stock Exchange policies and emerging practice, the 2011 Plan limits the number of Common Shares:

(i)	issuable, at any time, to Participants that are insiders of Tekmira; and

(ii)	issued to Participants that are insiders of Tekmira within any one year period,

pursuant to the 2011 Plan, or when combined with all of Tekmira’s other security based share compensation arrangements, to a maximum of 10% of the total number of outstanding Common Shares (on a non-diluted basis). The Common Shares issued pursuant to an entitlement granted prior to the grantee becoming an insider will be excluded in determining the number of Common Shares issuable to insiders. Additionally, under the terms of the 2011 Plan, the number of Common Shares reserved for issuance to any one person shall not, in the aggregate, exceed 5% of the total number of outstanding Common Shares (on a non-diluted basis).

Issuance of Awards. The 2007 Plan authorizes only one type of Award, stock options, thus limiting flexibility to provide for other types of Awards. The 2011 Plan allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units, each is briefly described below:

Tandem Stock Appreciation Rights — Tandem Stock Appreciation Rights, or Tandem SARs, provide option holders with a right to surrender vested options for termination in return for Common Shares (or the cash equivalent) equal to the net proceeds that the option holder would otherwise have received had the options been exercised and the underlying Common Shares immediately sold. Settlement may be made, in the sole discretion of the Compensation Committee, in Common Shares or cash, or any combination thereof.

Restricted Stock Units — Restricted Stock Units, or RSUs, entitle the holder to receive Common Shares (or the cash equivalent) at a future date. RSUs are granted with vesting conditions (typically based on continued service or achievement of personal or corporate objectives) and settle upon vesting by delivery of Common Shares (or the cash equivalent). The value of the RSU increases or decreases as the price of the Common Shares increases or decreases, thereby promoting alignment of the interests of the RSU holders with Shareholders. Settlement may be made, in the sole discretion of the Compensation Committee, in Common Shares or cash, or any combination thereof. Vesting of RSUs is determined by the Compensation Committee in its sole discretion and specified in the Award agreement pursuant to which the RSU is granted.

Deferred Stock Units — Deferred Stock Units, or DSUs, represent a future right to receive Common Shares (or the cash equivalent) at the time of the holder’s retirement, death, or the holder otherwise ceasing to provide services to Tekmira, allowing Tekmira to pay compensation to holders of DSUs on a deferred basis. Each DSU awarded by Tekmira is initially equal to the fair market value of a Common Shares at the time the DSU is awarded. The value of the DSU increases or decreases as the price of the Common Shares increases or decreases, thereby promoting alignment of the interests of the DSU holders with Shareholders. Settlement may be made, in the sole discretion of the Compensation Committee, in Common Shares or cash, or any combination thereof. Vesting of DSUs is determined by the Compensation Committee in its sole discretion and specified in the Award agreement pursuant to which the DSU is granted.

Adjustment of exercise/settlement during blackout periods. Further to our Insider Trading Policy, our officers, directors and employees may be prohibited from trading in our securities for an interval of time, or the Blackout Period. As Blackout Periods are of varying length and may occur at unpredictable times, Awards may expire or settle during a Blackout Period. As a result, the 2011 Plan provides that: (i) where the expiry date of an option or Tandem SAR occurs during or within ten non-blackout trading days following the end of a Blackout Period, the expiry date for such option or Tandem SAR shall be the date which is ten non-blackout trading days following the end of such Blackout Period; and (ii) where the date for the settlement of Restricted Stock Units or the payment of a settlement amount in the case of a DSU occurs during a Blackout Period, Tekmira shall make such settlement or pay such settlement amount to the holder of such an Award within ten non-blackout trading days following the end of such Blackout Period.

Computation of Available Shares. For the purposes of computing the number of Common Shares available for grant under the 2011 Plan, the 2011 Plan provides that Common Shares subject to any Award (or portion thereof) that have expired or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such Common Shares, or are settled in cash in lieu of settlement in Common Shares, shall again be available for grant under the 2011 Plan. Notwithstanding the foregoing, any Common Shares subject to an Award that are withheld or otherwise not issued in order to satisfy the Participant’s withholding obligations, or in payment of any option exercise price, shall reduce the number of Common Shares available for grant.

Exercise Price of Options. The 2011 Plan provides that the exercise price for each option is to be determined by the Compensation Committee, but in no event may be lower than:

(i)        where the Common Shares are listed on a stock exchange or other organized market, the closing price of the Common Shares on such stock exchange or other organized market as determined by the Compensation Committee for the trading session ending on the day prior to the time of grant; or

(ii)        where the Common Shares are not publicly traded, the value which is determined by the Compensation Committee to be the fair value of the Common Shares at the time of grant, taking into consideration all factors that the Compensation Committee deems appropriate, including, without limitation, recent sale and offer prices of the Common Shares in private transactions negotiated at arm’s length.

Settlement of Awards. Subject to the terms and limitations of the 2011 Plan, we propose that the 2011 Plan be amended to allow payments or transfers to be made upon the exercise or settlement of an Award be made in such form or forms as the Compensation Committee may determine (including, without limitation, cash or Common Shares), and payment or transfers made in whole or in part in Common Shares may, in the discretion of the Compensation Committee, be issued from treasury or purchased in the open market.

Grant, Exercise, Vesting, Settlement Awards. Subject to the terms of the 2011 Plan, the Compensation Committee may grant to any eligible person one or more Awards as it deems appropriate. The Compensation Committee may also impose such limitations or conditions on the exercise, vesting, or settlement of any Awards as it deems appropriate.

Payment of Exercise Price of Options. Participants in the 2011 Plan may pay the exercise price by cash, bank draft or certified cheque, or by such other consideration as the Compensation Committee may permit.

Term of Options. Subject to the Blackout Period provisions described above, an option will expire on the date determined by the Compensation Committee and specified in the option agreement pursuant to which such option is granted, which date shall not be later than the tenth anniversary of the date of grant, or such earlier date as may be required by applicable law, rules or regulations, including those of any exchange or market on which the Common Shares are listed or traded. If an optionee’s status as a director, officer, employee or consultant terminates for any reason other than death or termination for cause, the option will expire on the date determined by the Compensation Committee or as specified by agreement among Tekmira and the director, officer, employee or consultant, and in the absence of such specification, will be deemed to be the date that is three months following the director, officer, employee or consultant’s termination. If the optionee’s status as a director, officer, employee or consultant is terminated for cause, the option shall terminate immediately. In the event that the optionee dies before otherwise ceasing to be a director, officer, employee or consultant, or before the expiration of the option following such a termination, the option will expire one year after the date of death, or on such other date determined by the Compensation Committee and specified in the option agreement. Notwithstanding the foregoing, except in the case of death or as expressly permitted by the Compensation Committee, all stock options will cease to vest as at the date upon which the optionee ceases to be eligible to participate in the 2011 Plan.

U.S. Qualified Incentive Stock Options. Options intended to qualify as an “incentive stock option”, as that term is defined in Section 422 of the Internal Revenue Code, may be granted under the 2011 Plan. To the extent required by the Internal Revenue Code, these options are subject to additional terms and conditions as set out in the 2011 Plan. In addition, if any Participant who is a citizen or resident of the U.S. to whom an “incentive stock option” for the purposes of section 422 of the U.S. Internal Revenue Code (a “U.S. Qualified Incentive Stock Option”) is to be granted under the 2011 Plan, and at the time of the grant the Participant is an owner of shares possessing more than 10% of the total combined voting power of all classes of the Company’s Common Shares, then special provisions will be applicable to the U.S. Qualified Incentive Stock Option granted to such individual. These special provisions applicable only to U.S. Qualified Incentive Stock Options will be: (i) the exercise price (per Common Share) cannot be less than 110% of the fair market value of one Common Share at the time of grant; and (ii) the option exercise period cannot exceed five years from the date of grant.

Change in Control. In the event of a merger or acquisition transaction that results in a change of control of Tekmira, the Compensation Committee may, at its option, take any of the following actions: (a) determine the manner in which all unexercised or unsettled Awards granted under the 2011 Plan will be treated, including the accelerated vesting of such options; (b) offer any participant under the 2011 Plan the opportunity to obtain a new or replacement Award, if applicable; or (c) commute for or into any other security or any other property or cash, any Award that is still capable of being exercised or settled.

Transferability. Awards granted under the 2011 Plan are not transferable or assignable and may be exercised only by the grantee, subject to exceptions in the event of the death or disability of the grantee.

Termination. The 2011 Plan will terminate on June 22, 2021.

Additional Shares Subject to Issue Under Historical Equity Compensation Plans

On May 30, 2008, as a condition of the acquisition of Protiva, the Company reserved 350,457 Common Shares (which represents approximately 0.6% of the Company’s issued and outstanding Common Shares as at April 23, 2015) for the exercise of up to 519,073 Protiva share options (“Protiva Options”). These shares are reserved for the issuance to those Shareholders who did not exercise their Protiva share options and exchange the shares of Protiva issuable on exercise for Common Shares of Tekmira on the closing of the business combination with Protiva. The shares reserved for them are equal to the same number of Tekmira Common Shares they would have received if they had exercised their options and transferred the shares to Tekmira. The Protiva Options are not part of Tekmira’s 2011 Plan or 2007 Plan and the Company is not permitted to grant any further Protiva stock options. The Protiva Options all have a C$0.30 exercise price and expire on dates ranging from September 12, 2015 to March 1, 2018. As at April 23, 2015 Protiva options equating to 57,612 Common Shares had been exercised and Protiva options equating to 292,845 Common Shares remained outstanding.

On March 4, 2015, as a condition of the acquisition of OnCore, the Company reserved 184,332 Common Shares (which represents approximately 0.3% of the Company’s issued and outstanding Common Shares as at April 23, 2015) for the exercise of up to 183,040 OnCore share options (“OnCore Options”). These shares are reserved for the issuance to those Shareholders who did not exercise their OnCore share options and exchange the shares of OnCore issuable on exercise for Common Shares of Tekmira on the closing of the business combination with OnCore. The shares reserved for them are equal to the same number of Tekmira Common Shares they would have received if they had exercised their options and transferred the shares to Tekmira. The OnCore Options are not part of Tekmira’s 2011 Plan or 2007 Plan and the Company is not permitted to grant any further OnCore stock options. The OnCore Options all have exercise prices ranging from US$0.56 to US$0.58 and expire on dates ranging from November 12, 2024 to December 7, 2024. As at April 23, 2015 no OnCore Options had been exercised and OnCore Options equating to 184,332 Common Shares remained outstanding.

Option Table

The following table sets out information for Tekmira’s Plans, Protiva Options, Designated Plans and OnCore Options as at April 23, 2015.

Equity compensation plans approved by security holders	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price (US$) of outstanding options (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c )
2007 and 2011 Plan Protiva Options OnCore Options	1,743,177 292,845 184,332	$10.87 $0.25 $0.57	98,086 Nil Nil
Equity compensation plans not approved by security holders	Number of securities to be issued upon exercise of outstanding options (“Column A Securities”)	Weighted-average exercise price (US$) of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding “Column A Securities”)
Designated Plans	200,000	$6.82	Nil

(1)
Options granted under the 2011 Plan up to March 3, 2015 have a Canadian dollar denominated exercise price. Tekmira took the decision to delist from the Toronto Stock Exchange on March 3, 2015. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate as US$ weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the April 23, 2015 Bank of Canada US/Canadian closing exchange rate of 1.2146.

CERTAIN TRANSACTIONS

Since January 1, 2014, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Merger with OnCore Biopharma, Inc.

On March 3, 2015, the shareholders of Tekmira, approved and adopted an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Tekmira, TKM Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Tekmira (“Merger Subsidiary”), and OnCore, pursuant to which Merger Subsidiary merged with and into OnCore, with OnCore surviving as a wholly-owned subsidiary of Tekmira (the “Merger”).  The closing of the Merger occurred on March 4, 2015 and the Merger became effective with the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on March 4, 2015 (the “Effective Time”).

At the Effective Time, each issued and outstanding share of OnCore common stock was converted into and represents the right to receive 23,973,315 common shares of Tekmira. At the Effective Time, each OnCore stock option, whether vested or unvested (the “Option Awards”), outstanding immediately prior to the Effective Time was assumed by Tekmira and converted automatically at the Effective Time into an option denominated in Tekmira common shares. The Option Awards shall continue to be subject to substantially the same terms and conditions as were applicable to the Option Awards in effect immediately prior to the Effective Time, other than for the adjustments described in the Merger Agreement. At the Effective Time, each OnCore restricted stock award (the “Stock Awards”) that was outstanding immediately prior to the Effective Time was assumed by Tekmira and converted automatically at the Effective Time into a restricted stock award denominated in Tekmira common shares.  The Stock Awards shall continue to be subject to substantially the same terms and conditions as were applicable to the Stock Awards in effect immediately prior to the Effective Time, other than for the adjustments described in the Merger Agreement.

 Immediately following completion of the Merger, Tekmira security holders owned 50% of the outstanding equity of the combined company, and OnCore security holders owned 50% of the outstanding equity of the combined company, calculated immediately prior to the Effective Time on a fully-diluted and as-converted basis using the “treasury stock method”.   However, immediately following completion of the Merger, Tekmira and OnCore security holders owned approximately 48.5% and 51.5%, respectively, of the issued and outstanding common shares of Tekmira, calculated on a non-diluted basis.

Other Transactions

Following the Merger with OnCore on March 4, 2015, Patrick Higgins, Michael Sofia and William Symonds became Executives elect of the Company. Their employment agreements with the Company are currently being finalized.

Future transactions with our officers, directors or greater than five percent shareholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2014, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

PRINCIPAL ACCOUNTANTS

Fees billed by external auditors

The aggregate fees billed for professional services rendered by KPMG for the years ended December 31, 2014 and December 31, 2013 are as follows:

	December 31, 2014	December 31, 2013
Audit fees (1)	$356,746	$234,146
Audit-related fees (2)	0	8,253
Tax fees (3)	90,900	85,189
Other fees	0	0
Total fees	$447,646	$327,588

(1)	Quarterly reviews, review of SEC listing documents and review of prospectus.
(2)	Preliminary review of Sarbanes-Oxley internal controls
(3)	Tax compliance and tax planning.
A copy of our Audit Committee’s charter, the text of which is attached to this Information Circular as Exhibit B, is available on our website at www.tekmira.com.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services.  The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management.  The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.  All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by KPMG for non-audit services.

Attendance at Meeting

Representatives from KPMG are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2014.

Respectfully submitted,

AUDIT COMMITTEE

Frank Karbe (Chair), Herbert Conrad, Richard Henriques

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The size of the Board of Directors of the Company has been fixed at seven. The term of office of each of the current directors will end immediately before the election of directors at the Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) and the articles of Tekmira, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Tekmira or, if no director is then elected, until a successor is elected or appointed.

Pursuant to Section 13.9 of the Articles of the Company (the “Articles”), a shareholder of the Company wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the Business Corporations Act (British Columbia) (the “BCBCA”) or a shareholder proposal made pursuant to the provisions of the BCBCA, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit B to the March 27, 2013 management information circular of the Company which can be found under the Company’s profile at www.sedar.com or www.sec.gov. As of the date of this Proxy Statement/Circular, the Company has not received a Nomination Notice in compliance with Section 13.9 of the Articles.

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2016 annual meeting of shareholders and until their respective successors are duly elected and qualified: Vivek Ramaswamy, Mark Murray, Herbert Conrad, Richard Henriques, Frank Karbe, Keith Manchester, and William Symonds.

We are not aware that any of our nominees will be unable or unwilling to serve as a director of Tekmira; however, should we become aware of such an occurrence before the election of directors takes place at the Meeting, if the persons named in the accompanying proxy are appointed as proxyholder, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.

Under Tekmira’s majority voting policy each director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved.  In an uncontested election, any nominee who receives a greater number of “Withheld” votes from his or her election than “For” such election is required to tender his or her resignation to the Board promptly following the vote. The Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Tekmira’s majority voting policy is more fully described below under “Statement on Corporate Governance – Director Election and Majority Voting Policy”.

Unless directed otherwise by a proxyholder, or such authority is withheld, the individuals named in the accompanying Proxy intend to vote the Common Shares represented by proxies for which either of them is appointed proxyholder “FOR” each named nominee whose names are set forth herein.

The Board of Tekmira recommends that the Shareholders vote FOR the election of the nominees whose names are set forth herein.

PROPOSAL NO. 2 – APPOINTMENT OF AUDITOR

KPMG LLP, P.O. Box 10426, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K3 will be nominated at the Meeting for re-appointment as independent auditor of Tekmira. KPMG LLP has been auditor of Tekmira since April 2007.

For more information concerning the Audit Committee and its members, see “Corporate Governance – Committees of our Board of Directors – Audit Committee” below.

Unless directed otherwise by a proxyholder, or such authority is withheld, management designees named in the accompanying proxy intend to vote the Common Shares represented by proxies for which either of them is appointed proxyholder “FOR” the re-appointment of KPMG LLP as independent auditor of Tekmira for the ensuing year.

The Board of Tekmira recommends that the Shareholders vote FOR the re-appointment of KPMG LLP as independent auditor of Tekmira for the ensuing year.

PROPOSAL NO. 3 – APPROVAL OF INCREASE IN THE NUMBER OF COMMON SHARES IN RESPECT OF WHICH AWARDS MAY BE GRANTED UNDER THE 2011 PLAN

At Tekmira’s 2011 annual general and special meeting of Shareholders held on June 22, 2011, Shareholders approved the 2011 Plan and a 273,889 increase in the number of Common Shares in respect of which Awards may be granted under the 2011 Plan. Tekmira’s pre-existing option plan (the “2007 Plan”) was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units (collectively, and including options, referred to as “Awards”). The 2011 Plan replaces the 2007 Plan (together “the Tekmira Plans”). The 2007 Plan will continue to govern the options granted thereunder. No further options will be granted under Tekmira’s 2007 Plan. At Tekmira’s annual general and special meeting of Shareholders held on March 26, 2014, Shareholders approved an 800,000 increase in the number Common Shares in respect of which Awards may be granted under the 2011 Plan.

Of the 2,993,870 Common Shares which Awards are subject to the 2011 Plan, we currently have 1,743,177 stock options that have been granted and are unexercised under the Tekmira Plans, representing 3.2% of our outstanding Common Shares as of April 23, 2015. There currently remains a balance of 98,086 Common Shares in respect of which Awards may be granted under the 2011 Plan, which represents 0.2% of our outstanding Common Shares as of April 23, 2015. For more information on the Tekmira Plans, see “Securities Authorized for Issuance Under Equity Compensation Plans”.

As a result of our merger with OnCore Biopharma, Inc.(“OnCore”), effective March 4, 2015, we have adopted the OnCore stock option plan (the “OnCore Plan”), under which options (the “OnCore Options”) to purchase 184,332 Tekmira Common Shares remain outstanding as of April 23, 2015. While the OnCore Plan, as amended pursuant to the merger with OnCore, remains the plan that governs the outstanding OnCore Options, no further options will be granted under the OnCore Plan.

The objectives of our compensation policies and programs are to: (i) recruit and subsequently retain highly qualified employees by offering overall compensation which is competitive with that offered for comparable positions in other biotechnology companies; (ii) motivate employees to achieve important corporate performance objectives and reward them when such objectives are met; and (iii) align the interests of employees with the long term interests of Shareholders through participation in our equity compensation plans. Equity compensation is an integral part of achieving these objectives as it provides our directors, officers, employees and consultants with the opportunity to participate in our growth and development.

In order to meet the objectives of our compensation program, we are proposing to amend the 2011 Plan to increase, by 3,500,000 Common Shares, the number Common Shares in which Awards may be granted under the 2011 Plan. This would increase the balance of Common Shares that remain to be granted under the 2011 Plan from 98,086 to 3,598,086, bringing the total of granted and unexercised Awards, together with unallocated Awards, to 5,341,262, representing 9.9% of our outstanding Common Shares as of April 23, 2015, and bringing the total Common Shares which Awards are subject to the 2011 Plan to 6,493,870 Common Shares, representing 12.0% of our outstanding Common Shares as of April 23, 2015.

Under the terms of the 2011 Plan, the proposed amendment must be approved by the Company’s Shareholders to be effective. Accordingly, at the Meeting, Shareholders will be asked to approve the following resolution:

“BE IT RESOLVED as an ordinary resolution THAT:

1.           The Corporation’s 2011 omnibus share compensation plan be and is hereby amended to increase, by 3,500,000 common shares, the number of common shares in respect of which Awards may be granted thereunder;

2.           Notwithstanding that this resolution has been passed by the shareholders of Tekmira, the Board of Directors may revoke such resolution at any time before it is effected without further action by the shareholders; and

3.           Any director or officer of Tekmira be and is hereby authorized, for and on behalf of Tekmira, to execute and deliver all documents and instruments and take such other actions, including making all necessary filings with applicable regulatory bodies and exchanges, as such director or officer may determine to be necessary or desirable to implement this ordinary resolution and the matter authorized hereby.”

Unless directed otherwise by a proxyholder, or such authority is withheld, management designees named in the accompanying proxy intend to vote the Common Shares represented by proxies for which either of them is appointed proxyholder “FOR” the amendment of the 2011 Plan to increase, by 3,500,000 Common Shares, the number of Common Shares in respect of which Awards may be granted thereunder.

The Board of Tekmira recommends that the Shareholders vote FOR the amendment of the 2011 Plan.

PROPOSAL NO. 4 – APPROVAL OF AMENDMENT TO TEKMIRA’S ARTICLES

At the Meeting, Shareholders will be asked to vote to approve an amendment to Tekmira’s Articles to set the quorum for the transaction of business at a meeting of shareholders as the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Shares of Tekmira.  This amendment is required in order for Tekmira to comply with the minimum quorum requirements of the NASDAQ (the “NASDAQ Quorum”).  Under Tekmira’s current Articles, the quorum for the transaction of business at the Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 5% of the issued Common Shares of Tekmira.

The NASDAQ Quorum will apply to the Meeting as the Board, on January 31, 2015, approved a policy setting the quorum for the transaction of business at a meeting of shareholders (the “Quorum Policy”) as the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Shares of Tekmira.

Please refer to the full text of the amendments to Tekmira’s Articles contained in Exhibit C to this Proxy Statement/Circular, and all descriptions of the amendments to Tekmira’s Articles described herein are qualified in entirety by the full text of the resolutions contained in Exhibit C.

Under section 259 of the Business Corporations Act (British Columbia) and section 9.4 of the Company’s Articles, the alteration of the Company’s Articles requires the approval of a simple majority of the votes cast in person or represented by proxy at the Meeting by the shareholders by an ordinary resolution. Accordingly, shareholders will be asked at the Meeting to vote on an ordinary resolution (the “NASDAQ Quorum Resolution”) in the form set out below to approve the alteration of the Articles of the Company:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.
the Articles of the Company be altered by adding the text substantially in the form attached as Exhibit C to this Proxy Statement/Circular of Tekmira Pharmaceuticals Corporation dated April 29, 2015; and

2.
any one or more of the directors or officers of the Company be authorized to take all such actions, do such things and execute and deliver, whether under the common seal of the Company or otherwise, all such agreements, instruments, statements, forms and other documents as they may be advised by counsel so to do in connection with this alteration of the Articles.”

Unless directed otherwise by a proxyholder, or such authority is withheld, management designees named in the accompanying proxy intend to vote the common shares represented by proxies for which either of them is appointed proxyholder “FOR” the NASDAQ Quorum Resolution.

The Board of Tekmira recommends that the Shareholders vote FOR the NASDAQ Quorum Resolution.

PROPOSAL NO. 5 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement/Circular in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for our success, and thereby increase shareholder value. We believe that our executive compensation program satisfies this goal, has supported and contributed to our recent and long-term success and is strongly aligned with the long-term interests of our shareholders. We urge shareholders to read the section titled “Executive Compensation” elsewhere in this Proxy Statement/Circular for additional details about our executive compensation programs, including information about the compensation of our named executive officers in fiscal 2014.

We are asking our shareholders to approve our named executive officer compensation as described in this Proxy Statement/Circular. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement/Circular. Accordingly, we will ask our shareholders to vote FOR the following resolution at the Meeting:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION THAT: the shareholders of Tekmira Pharmaceuticals Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Tekmira’s Proxy Statement/Circular for the 2015 Annual General and Special Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement/Circular, we will review and consider the results of this advisory vote in future compensation deliberations.

Under the rules of the NASDAQ, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

The affirmative advisory vote of the holders of a majority of the Tekmira Common Shares present or represented and entitled to vote at the Meeting is being sought to approve the compensation of our named executive officers as disclosed in this Proxy Statement/Circular.

The Board of Tekmira recommends that the Shareholders vote FOR the approval of the compensation of the named executive officers as disclosed in this Proxy Statement/Circular.

PROPOSAL NO. 6 – ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this Proxy Statement/Circular) should occur every 1, 2, or 3 years. It is management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

We believe we have effective executive compensation practices, as described in more detail elsewhere in this Proxy Statement/Circular. Our Board believes that providing our shareholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices, consistent with our Compensation Committee’s long-term philosophy on executive compensation. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Shares. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow shareholders to compare executive compensation to our performance.

Lastly, we believe that conducting an advisory vote on executive compensation every 3 years would allow us adequate time to compile meaningful input from shareholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our shareholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

For the above reasons, our Board recommends that shareholders vote, on an advisory basis, to approve an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every 1, 2, or 3 years that receives the highest number of votes cast for this resolution will be determined to be the shareholders’ preferred frequency with which Tekmira is to hold a shareholder advisory vote regarding the executive compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of 1, 2, or 3 years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by shareholders. However, because the vote on this Proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our shareholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our shareholders.

Under the rules of the NASDAQ, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

The advisory vote of the holders of the shares of Common Stock present or represented and entitled to vote at the Meeting is being sought on the frequency of conducting shareholder advisory votes on the compensation of named executive officers. The four voting options are 1 year, 2 years, 3 years and abstain. The shareholder advisory vote will be determined by which option, 1, 2 or 3 years, garners the most votes.

Our Board recommends that shareholders vote FOR conducting future shareholder advisory votes on the compensation of named executive officers EVERY 3 YEARS.

STATEMENT ON CORPORATE GOVERNANCE

Tekmira believes in building a strong governance foundation. We are subject to many provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC, the governance standards of the NASDAQ and the rules and policies of the Canadian provincial securities regulators regarding audit committees, corporate governance and the certification of certain annual and interim filings. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that Tekmira and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

GENERAL INFORMATION

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and as otherwise set out herein.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To our knowledge, no informed person (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) or nominee for election as a director of the Company or any associate or affiliate of any such informed person or nominee had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are performed by an individual or company other than the directors or executive officers of the Company or a subsidiary.

OTHER BUSINESS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date of this Proxy Statement/Circular, the Board knows of no other matters which are likely to come before the Meeting.

ADDITIONAL INFORMATION

Information contained herein is given as of April 29, 2015, except as otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgment of the person voting it.

Additional information relating to Tekmira, including Tekmira’s most current Annual Report on Form 10-K filed on March 13, 2015, with an amendment filed on April 30, 2015, the comparative consolidated financial statements of Tekmira for the financial year ended December 31, 2014, together with the report of the auditors thereon and management’s discussion and analysis of Tekmira’s financial condition and results of operations for fiscal 2014 which provide financial information concerning Tekmira can be found on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available upon written request to the Corporate Secretary, upon payment of a reasonable charge where applicable. Additionally, the reports and other information filed by us with the SEC can be inspected on the SEC’s website at www.sec.gov and such information can also be inspected and copies ordered at the public reference facilities maintained by the SEC at the following location: 100 F Street NE, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting if they comply with SEC rules and other applicable laws.

Pursuant to Rule 14a-8 under the Exchange Act, and Division 7 of the BCBCA, some shareholder proposals may be eligible for inclusion in the proxy statement/circular for our 2016 Annual General Meeting of Shareholders (the “2016 Annual Meeting”). These shareholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than February 5, 2016, which is 120 calendar days prior to the anniversary date of the mailing of notice of this proxy statement. Shareholders are also advised to review our Articles which contain additional advance notice requirements, including requirements with respect to director nominations.

The proxies to be solicited by us through our Board for our 2016 Annual Meeting will confer discretionary authority on the proxy holders to vote on any shareholder proposal presented at that meeting, unless we receive notice of such shareholder’s proposal not later than April 21, 2016, which is 45 calendar days prior to the anniversary date of the mailing of notice of this proxy statement/circular.

Shareholder proposals must be in writing and should be addressed to Tekmira Pharmaceuticals Corporation, Attention: Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8.  It is recommended that shareholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year’s Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Meeting.

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by the Board.

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April  29, 2015

EXHIBIT A

MANDATE OF THE BOARD OF DIRECTORS

This Mandate of the Board of Directors (the “Board”) of Tekmira Pharmaceuticals Corporation (the “Company”) outlines the responsibilities of the Company’s Board, and identifies the personal and professional conduct expected of its directors.

GENERAL BOARD RESPONSIBILITIES

It is the responsibility of the Board to oversee the direction and management of the Company in accordance with the Company’s Articles, the Business Corporations Act (British Columbia) (the “BCBCA”), and the applicable requirements of such securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the United States Securities and Exchange Commission, and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively referred to herein as the “Rules”), while adhering to the highest ethical standards. Specific tasks and actions of the Board in fulfilling these general responsibilities are as follows:

Strategic Planning & Budgets

●
Meet at least annually to review the Company’s strategic business plan proposed by management, which takes into account, among other things, the opportunities and risks of the Company’s business, and includes a statement of the Company’s vision, mission and values, and to adopt such a plan with such changes as the Board deems appropriate.

●	Review the Company’s corporate objectives, financial plans and budgets proposed by management and adopt the same with such changes as the Board deems appropriate.

●	In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company’s vision, mission and values.

Review of Corporate Performance

●	Review the Company’s performance against strategic plans, corporate objectives, financial plans and budgets.

Chair of the Board

●	Appoint a Chair of the Board and review annually the Position Description for the Chairman.

Lead Director

●
If the Chair of the Board is not independent under the Rules, consider, if determined appropriate, appointing a Lead Director and, if applicable, prepare and review annually the Position Description for the Lead Director.

Executive Officers

●	Approve the hiring of executive officers.

●
Evaluate the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

●	Establish, and review annually, the Position Description for the Chief Executive Officer, and the job descriptions for the executive officers, as deemed necessary.

●	Evaluate executive officers’ performance and replace executive officers where necessary.

●	Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.

●	Confirm with management that all executive officers have current employment, non-competition and confidentiality agreements.

●	Review major Company organizational and staffing issues.

Corporate Disclosure

●	Review annually the Company’s Corporate Disclosure Policy and evaluate Company compliance with the policy, including general communications with analysts, investors and other key stakeholders.

Systems Integrity

●	Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company’s internal financial reporting controls and management information systems.

●
Review, adopt and confirm distribution to appropriate personnel of the Company’s Code of Business Conduct for Directors, Officers and Employees and other governing policies, as applicable. Review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable Rules, audit and accounting principles and the Company’s own governing policies.

●	Provide for free and full access by the Board to management regarding all matters of compliance and performance.

Material Transactions

●	Review and approve any material transactions outside of the corporate budget.

BOARD STRUCTURE AND FUNCTION

Composition of the Board of Directors and Independence

●	Ensure that the majority of directors are independent pursuant to the Rules.

Annual Disclosure of Director Independence

●	Publicly disclose in the Company’s annual proxy statement, information circular or other regulatory filing conclusions as to the independence of the directors as required by the Rules.

Meetings of Independent Directors

●	Ensure that independent directors (as determined under the Rules) have regularly scheduled meetings at which only independent directors are present.

Board Assessment

●	Review and discuss the Corporate Governance and Nominating Committee’s annual assessment of the performance of the Board, including Board committees.

Outside Advisors for Directors

●	Ensure that the Board and each committee of the Board are permitted to engage outside advisors at the Company’s expense as they deem appropriate.

Director Succession

●	Ensure, as deemed appropriate, that there is a succession plan for directors.

Compensation of Non-Employee Directors

●	Annually review and approve the compensation to be paid to independent directors as recommended by the Compensation Committee.

Review of Board Materials, Attendance at Meetings, etc.

●
Advise Board members to review available Board meeting materials in advance, attend an appropriate number of Board meetings and committee meetings, as applicable, and devote the necessary time and attention to effectively carry out the Board’s responsibilities.

Perform other Functions Prescribed by the Articles, the BCBCA and the Rules

●	Perform such other functions as prescribed by the Company’s Articles, the BCBCA and the Rules.

Audit Committee

●	Delegate general responsibility to the Audit Committee those matters outlined in the Charter of the Audit Committee, which may include, among other things:

o
overseeing and evaluating the performance, and assessing the qualifications, of the Company’s independent auditors and recommending to the Board the nomination and if applicable, the replacement of, and compensation to be paid to, the independent auditors for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services;

o
subject to the appointment of the independent auditors by the Company’s Shareholders, determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform all proposed audit, review or attest services;

o
determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform any proposed permissible non-audit services;

o
reviewing the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to the Board whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board;

o
reviewing and discussing with management, the Board and the independent auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management and any certain and specific risks to the Company, and ensuring the implementation of appropriate systems to manage such risks, and the Audit Committee shall have the authority to delegate such responsibilities to another committee of the Board;

o	conferring with the independent auditors and with management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

o
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, and reviewing such procedures annually;

o
reviewing and discussing with the independent auditors and management any legal matters, tax assessments, and any other matters which raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in the Company’s public filings;

all as more specifically set out in the Charter of the Audit Committee.

●	Appoint Board members to fill any vacancy in the Audit Committee.

●	Ensure that all members of the Audit Committee are:

o	independent under the Rules;

o
financially literate such that he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements; and

o	compliant with any other requirements under the Rules.

●	Promote that, whenever possible, the Audit Committee have one member who is an audit committee financial expert as is currently defined under the Rules.

●	Review annually the Charter of the Audit Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Executive Compensation and Human Resources Committee

●
Delegate general responsibility to the Executive Compensation and Human Resources Committee (the “Compensation Committee”) those matters outlined in the Charter of the Executive Compensation and Human Resources Committee, which may include, among other things:

o
reviewing and recommending to the Board the salary, bonus, equity compensation and any other compensation and terms of employment of the Company’s Chief Executive Officer, with consideration given to the corporate goals and objectives of the Company relevant thereto;

o
reviewing and recommending to the Board the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for other executive officers of the Company;

o	reviewing and recommending to the Board the Company’s overall compensation plans and structure, including without limitation incentive-compensation and equity-based plans;

o	reviewing and recommending to the Board the compensation to be paid to independent Board members, including any retainer, Committee and Committee chair fees and/or equity compensation;

o	overseeing an evaluation of management succession planning;

all as more specifically set out in the Charter of the Compensation Committee.

●	Appoint Board members to fill any vacancy in the Compensation Committee.

●	Ensure that all members of the Compensation Committee are independent under the Rules.

●	Review annually the Charter of the Executive Compensation and Human Resources Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Corporate Governance and Nominating Committee

●
Delegate general responsibility to the Corporate Governance and Nominating Committee those matters outlined in the Charter of the Corporate Governance and Nominating Committee, which may include, among other things:

o	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

o	reviewing and assessing the performance of the Board, including Board committees, seeking input from management, the Board and others;

o	providing continuing education opportunities for Board members;

o	the annual evaluation of the Board;

o	developing and periodically reviewing a set of corporate governance principles for the Company;

all as more specifically set out in the Charter of the Corporate Governance and Nominating Committee.

●	Appoint Board members to fill any vacancy in the Corporate Governance and Nominating Committee.

●	Ensure that all members of the Corporate Governance and Nominating Committee are independent under the Rules.

●	Review annually the Charter of the Corporate Governance and Nominating Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Amendments to this Mandate of the Board of Directors

●	Annually review this Mandate and propose amendments to be ratified by the Board.

PERSONAL AND PROFESSIONAL CHARACTERISTICS OF BOARD MEMBERS

The following characteristics and traits outline the framework for the recruitment and selection of Board nominees:

Leadership and Experience

●	Nominees must demonstrate exceptional leadership traits and a high level of achievement in their personal and professional lives that reflects high standards of personal and professional conduct.

Contribution

●	Nominees must demonstrate their capacity to contribute the requisite skills, resources and time necessary to effectively fulfil their duties as a Board member.

Conduct and Accountability

●	Nominees must demonstrate the highest ethical standards and conduct in their personal and professional lives, and make and be accountable for their decisions in their capacity as Board members.

Judgement

●	Nominees must demonstrate a capacity to provide sound advice on a broad range of industry and community issues.

●	Nominees must have or develop a broad knowledge base of the Company’s industry in order to understand the basis from which corporate strategies are developed and business plans produced.

●	Nominees must be able to provide a mature and useful perspective as to the business plan, strategy, risks and objectives of the Company.

Teamwork

●	Nominees must demonstrate that they will put Board and Company performance ahead of individual achievements.

Communication

●	Nominees must demonstrate a willingness to listen as well as to communicate their opinions openly and in a respectful manner.

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Tekmira Pharmaceuticals Corporation (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to: (i) the Company’s corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company’s systems of internal accounting and financial controls; (iii) the quality and integrity of the Company’s financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company’s independent outside auditors (the “Auditors”).

II.	Composition and Meetings

A. Composition. The Committee shall consist of at least three members of the Board, all of whom shall be non-executive directors of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a member of the Committee. Each member shall meet the independence and financial literacy and experience requirements of the Nasdaq Global Market or similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, including the Toronto Stock Exchange, the rules and regulations of the United States Securities and Exchange Commission (“SEC”) and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively, the “Rules”), subject to any exceptions or exemptions permitted by the Rules. Each member shall meet such other qualifications for membership on an audit committee as are established from time to time by the Rules. At least one member shall, unless the Board determines otherwise, be an audit committee financial expert as defined by the rules of the Nasdaq Global Market. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s Chair shall be designated by the Board, or if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.

B. Meetings. The Committee will hold at least four regular meetings per year and additional meetings as the Committee deems appropriate. Meetings will be conducted, in whole or in part, without the presence of members of management. Meetings may be called by the Chair of the Committee or the Chair of the Board. Meetings may also be convened at the request of the Auditors where, as determined by the Auditors, certain matters should be brought to the attention of the Committee, the Board or the Company’s shareholders.

III.	Minutes and Reports

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee will report to the Board from time to time, or whenever so requested by the Board.

IV.	Authority

The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.

The Committee shall have authority to retain, and set and pay the compensation for, at the Company’s expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary for the Committee to carry out its duties, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) compensation to any advisors employed by the Committee. The Committee shall recommend to the Board for its approval expenditures for external resources that are expected to be material and outside the ordinary course of the Committee’s practices.

The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

V.	Responsibilities

The operation of the Committee shall be subject to and in compliance with the provisions of the articles of the Company and the Rules, each as in effect from time to time, subject to any permitted exceptions or exemptions thereunder. Any action by the Board with respect to any of the matters set forth below shall not be deemed to limit or restrict the authority of the Committee to act under this Charter, unless the Board specifically limits such authority.

The Auditors shall report directly to the Committee. The Committee shall oversee the Company’s financial reporting process on behalf of the Board.

To implement the Committee’s purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by the Rules, deviate from these activities as appropriate under the circumstances:

1. Oversight, Evaluation and Recommendation to the Board. The Committee shall be directly responsible for overseeing the work of the Auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company. The Committee shall evaluate the performance of the Auditors, assess their qualifications (including their internal quality-control procedures and any material issues raised by the Auditor’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and recommend to the Board: (a) the Auditors to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; (b) replacement of the Auditors, if necessary, as so determined by the Committee; and (c) the compensation of the Auditor.

2. Approval of Audit Engagements. Subject to applicable corporate law as to the appointment formalities of the Company’s Auditors, the Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, and the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3. Approval of Non-Audit Services. The Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions or exemptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with the Rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4. Audit Partner Rotation. The Committee shall monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules.

5. Hiring Practices. The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former Auditors. The Committee shall ensure that no individual who is, or in the past 12 months has been, affiliated with or employed by a present or former Auditor or an affiliate, is hired by the Company as a senior officer until at least 12 months after the end of either the affiliation or the auditing relationship.

6. Auditor Conflicts. At least annually, the Committee shall receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, shall consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and shall assess and otherwise take appropriate action to oversee the independence of the Auditors.

7. Audited Financial Statement Review. The Committee shall review, upon completion of the audit, the Company’s financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations, prior to the same being publicly disclosed, and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board and whether the financial statements should be included in the Company’s annual report.

8. Annual Audit Results. The Committee shall discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards.

9. Quarterly Results. The Committee shall discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations prior to the same being filed with applicable regulatory authorities, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board.

10. Annual and Interim Financial Press Releases. The Committee shall review with management annual and interim financial press releases before the Company publicly discloses this information.

11. Financial Information Extracted From Financial Statements. The Committee shall ensure that adequate procedures are in place for review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements (for clarity, financial information other than the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations referred to in Section 7 and annual and interim earnings press releases referred to in Section 10) and the Committee shall periodically assess the adequacy of those procedures.

12. Accounting Principles and Policies. The Committee shall review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

13. Management Cooperation with Audit. The Committee shall review with the Auditors any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

14. Management Letters. The Committee shall review with the Auditors and, if appropriate, management, any management or internal control letters issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

15. Disagreements Between Auditors and Management. The Committee shall review with the Auditors and management, and shall be directly responsible for the resolution of, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

16. Internal Financial Reporting Controls. The Committee shall confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies. The Committee shall review with the Auditors and with the management of the Company the progress and findings of their efforts related to any documentation, assessment and testing of internal financial reporting controls required to comply with the Rules.

17. Separate Sessions. At least once each fiscal quarter, the Committee shall meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

18. Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures shall be reviewed annually by the Committee and any suggested changes shall be submitted to the Board for its approval.

19. Regulatory and Accounting Initiatives. The Committee shall review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

20. Material Issues Regarding Financial Statements or Accounting Policies. The Committee shall review with the Auditors and management any legal matters, tax assessments, correspondence with regulators or Governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in public filings, if applicable.

21. Correction of Financial Statements. The Committee shall review with Auditors and management management’s process for identifying, communicating and correcting misstatements, understanding management tolerance for unadjusted misstatements, and assess the affect of corrected and uncorrected misstatements, if any, on the Company’s financial statements.

22. Officer’s Certifications Regarding Financial Statements. The Committee shall receive and review the Chief Executive Officer and Chief Financial Officer certifications of quarterly and annual financial statements.

23. Related Party Transactions. The Committee shall review and approve, in advance, related-party transactions and review other issues arising under the Company’s Code of Business Conduct for Directors, Officers and Employees or similar policies.

24. Investigations. The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

25. Legal Matters. The Committee shall review with the Company’s external counsel and/or internal legal personnel any legal matters that may have a material impact on the Company’s financial statements, compliance policies or internal accounting or financial reporting controls and shall review any material reports or inquiries received from securities regulatory authorities, any securities exchange or quotation system or any other governmental agency.

26. Code of Business Conduct. The Committee shall ensure that the Company has a published code of business conduct that covers financial matters, and shall monitor the application of the code of business conduct. Any waivers from the code of business conduct that are granted for the benefit of the Company’s Board members or executive officers should be granted by the Board or the Committee only.

27. Proxy Report. The Committee shall prepare any report or other disclosure required by the Rules to be prepared by it and included in the Company’s annual proxy statement, information circular or other regulatory filing.

28. Charter. The Committee shall review, discuss and assess annually its own performance as well as the Committee’s role and responsibilities as outlined in this Charter. The Committee shall submit any suggested changes to the Board for its approval.

29. Report to Board. The Committee shall report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

30. Investment Risk Assessment and Management. The Committee shall review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to investment risk assessment and management, including the Company’s major financial risk exposures, the Company’s investment and hedging policies, and the steps taken by management to monitor and control these exposures.

31. Other Responsibilities. The Committee shall perform such other functions as may be assigned to the Committee by law, by the Company’s articles or bylaws or by the Board.

32. General Authority. The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the forgoing.

It shall be management’s responsibility to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Committee to (1) plan or conduct audits; (2) determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; or (3) to assure compliance with laws and regulations and the Company’s policies generally. Furthermore, it is the responsibility of the Chief Executive Officer, Chief Financial Officer and other senior management to avoid and minimize the Company’s exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Committee is not the sole body responsible. The Auditors shall be accountable to the Committee as representatives of the shareholders.

EXHIBIT C

AMENDMENT TO TEKMIRA’S ARTICLES

Section 11.3 of the Articles of Tekmira be deleted and replaced in entirety with the following:

11.3 Subject to the special rights and restrictions attached to the shares of any class or series of shares, and to §11.4, the quorum for the transaction of business at a meeting of shareholders is at least two people who are, or who represent by proxy, one or more shareholders who, in the aggregate, hold at least five percent (5%) of the issued shares entitled to be voted at the meeting; provided, however, that for so long as any class or series of shares is listed for trading on NASDAQ, then:

(a)
the quorum for the transaction of business at a meeting of shareholders of the Company is at least two people who are, or who represent by proxy, one or more shareholders who, in the aggregate, hold at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting (the “NASDAQ Quorum”), and all references in the Articles to a “quorum” in Part 11 shall be deemed to refer to the NASDAQ Quorum;

(b)
where a separate vote by class or series or classes or series of shares is required at a meeting of shareholders of the Company, the presence, in person or by proxy, of the holders of at least the NASDAQ Quorum of the issued and outstanding shares of each such class or series shall also be required to constitute a NASDAQ Quorum;

(c)	if a NASDAQ Quorum is present at an original meeting, a NASDAQ Quorum need not be present at an adjourned session of that meeting; and

(d)	Neither §11.7(b) nor §11.8 shall have any force or effect.

Notification of Availability of Meeting Materials

Important Notice Regarding the Availability of Meeting Materials for the Annual General and Special Meeting (the “Meeting”) of Shareholders of Tekmira Pharmaceuticals Corporation (“Tekmira”)
to be held at Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia,
on Thursday, July 9, 2015 at 2pm, Pacific Standard Time

You are receiving this notice to advise that the proxy materials for the above noted Meeting are available on the Internet. Tekmira has elected to use the notice-and-access mechanism for delivery of proxy materials for the Meeting. Under the notice-and-access mechanism, you will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions below. The use of notice-and-access directly benefits Tekmira through a reduction in postage and material costs and is also more environmentally friendly because it helps to reduce paper usage. Follow the instructions below to view the proxy materials for the Meeting on the Internet. This communication is not a form for voting and presents only an overview of the more complete proxy materials for the Meeting that are available to you on the Internet.
— How to Access the Proxy Materials for the Meeting —
How to View Online – You may access the proxy materials for the Meeting (Notice of Meeting and Proxy Circular) on the Internet at:

http://investor.tekmirapharm.com
or
www.sedar.com
How to Receive a Paper or Email Copy – If you want to receive a paper or email copy of the proxy materials for the Meeting, you may request one by calling us toll free at 1-888-433-6443, via email at fulfilment@canstockta.com, or by making a request online at www.tekmira.com. There is no charge to you for requesting a paper or email copy. Requests should be received by us no later than Monday, June 29, 2015 to ensure you receive the proxy materials in advance of the voting deadline and Meeting date.

— Matters to be Voted Upon at the Meeting —
The resolutions to be voted on at the Meeting are listed below along with the section within the Information Circular for the Meeting where disclosure regarding the matter can be found:
1.	to elect seven directors of Tekmira to serve for the ensuing year – see “Proposal No. 1 – Election of Directors”;
2.	to appoint KPMG LLP as our independent auditor to hold office for the ensuing year – see “Proposal No. 2 – Appointment of Auditor”;
3.
to consider, and if thought advisable, approve an ordinary resolution authorizing an amendment to Tekmira’s omnibus share compensation plan (the “2011 Plan”) to increase, by 3,500,000 Common Shares, the number of Common Shares in respect of which Awards (as defined in the Information Circular) may be granted thereunder – see “Proposal No. 3 – Approval of increase in the number of Common Shares in Respect of Which Awards May be Granted Under the 2011 Plan”;

4.
to consider, and if thought advisable, approve an amendment to Tekmira’s Articles setting the quorum for the transaction of business at a meeting of Shareholders as the presence, in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of Tekmira (the “NASDAQ Quorum”) – see “Proposal No. 4 – Approval of Amendment to Tekmira’s Articles”;

5.	to approve, on an advisory basis, Tekmira’s named executive officer compensation – see “Proposal No. 5 – Advisory Vote on the Compensation of Named Executive Officers”; and
6.
to approve, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur every 1, 2 or 3 years – see “Proposal No. 6 – Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation”.

— How to Vote —
To vote your Tekmira shares, you must vote in accordance with the instructions on the enclosed Form of Proxy or Voting Instruction Form by the deadline noted on the Form of Proxy or Voting Instruction Form. Tekmira must receive your vote before 2pm (Pacific Time) on Tuesday, July 7, 2015, or, if the Meeting is adjourned, forty eight (48) hours (excluding Saturdays, Sundays and holidays) before the Meeting. You are also cordially invited to attend the Meeting. Directions to attend the Meeting where you may vote in person can be found on our website at www.tekmira.com.

You are reminded to review the proxy materials for the Meeting before voting.

If you have questions regarding the availability of proxy materials for the Meeting or notice-and-access, call us toll free at 1-800-387-0825.

PROXY

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) OF TEKMIRA PHARMACEUTICALS CORPORATION (the “Company” or “Tekmira”)

TO BE HELD AT Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia on Thursday, July 9, 2015 at 2pm (Pacific Time)

The undersigned shareholder of the Company hereby appoints, Dr. Mark J. Murray, President and Chief Executive Officer of the Company, or failing him, Bruce Cousins, Executive Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, ______________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote for and on behalf of the undersigned shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the said Meeting, or any adjournment thereof.
The undersigned shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned shareholder as specified herein.
In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting or any adjournments or postponements thereof.
The undersigned shareholder hereby revokes any Proxy previously given to attend and vote at said Meeting.

Resolutions (For full details of each item, please see the enclosed Notice of Annual Meeting and Management Proxy Circular/Proxy Statement (the “Proxy Statement/Circular”)). Please indicate your proposal selection by placing an “X” in the appropriate space with blue or black ink only.

			For	Withhold
	1.	Election of Directors:
To elect as a Director, Mr. Vivek Ramaswamy
To elect as a Director, Dr. Mark J. Murray
To elect as a Director, Mr. Herbert J. Conrad
To elect as a Director, Mr. Richard C. Henriques
To elect as a Director, Mr. Frank Karbe
To elect as a Director, Dr. Keith Manchester
SIGN HERE:		To elect as a Director, Dr. William T. Symonds
Please Print Name:
Date:	2.	To appoint as auditor, KPMG LLP

			For	Against
THIS PROXY IS NOT VALID UNLESS IT IS SIGNED. IF THIS PROXY IS NOT DATED, IT WILL BE DEEMED TO BE DATED SEVEN CALENDAR DAYS AFTER THE DATE ON WHICH IT WAS MAILED TO YOU, THE REGISTERED SHAREHOLDER. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.tekmira.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.	3.
To consider, and if thought advisable, approve an ordinary resolution authorizing an amendment of Tekmira’s omnibus share compensation plan to increase, by 3,500,000 common shares, the number of common shares in respect of which awards may be granted thereunder, as more particularly set forth in the accompanying Proxy Statement/ Circular

4.
To consider, and if thought advisable, approve an amendment to Tekmira’s Articles setting the quorum for the transaction of business at a meeting of Shareholders as the presence, in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of Tekmira

	5.	To approve, on an advisory basis, Tekmira’s named executive officer compensation.

	6.	To approve, on an advisory basis, that the non-binding advisory vote on named executive officer compensation should occur (indicate “For” one of the following):
● every 1 year
● every 2 year
● every 3 year

	7.	To transact such other business as may properly come before the Meeting

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	If you are a registered shareholder and you wish to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the Meeting.

3.
If you cannot attend the Meeting but wish to vote on the resolutions, you have the right to appoint a person or company other than the designees of management named herein, who need not be a shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, this Proxy confers discretionary authority upon your appointed proxyholder.

4.
If you cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if you had specified an affirmative vote.

5.
The securities represented by this Proxy will be voted or withheld from voting in accordance with your instructions on any ballot of a resolution that may be called for and, if you specify a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or any other matters which may properly come before the Meeting, the securities will be voted by the appointed nominee as he or she in their sole discretion sees fit.

6.
If you vote on the resolutions and return your Proxy, you may still attend the Meeting and vote in person should you later decide to do so. If you are a registered shareholder and you wish to revoke your Proxy, you may do so by depositing a letter to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery), or to the address of the registered office of Tekmira at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention: R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been taken.

7.
In order to be entitled to vote or to have its shares voted at the Meeting, a shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the Proxy.

To be represented at the Meeting, this Proxy must be received at the office of CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC V6E 3X1; facsimile: 1-866-781-3111 (toll free in North America) or 1-416-368-2502; scan and email to proxy@canstockta.com; by telephone using a touch-tone phone, 1-888-489-5760 (English) (toll free in North America) or 1-888-489-7352 (Bilingual) (toll free in North America) using your 13-digit control number; by casting your vote online at cstvotemyproxy.com using your 13-digit control number, in each case, no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The Chairman of the Meeting may waive the proxy cut-off without notice. The mailing address of CST Trust Company Inc. is Proxy Department, CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1, or the address for delivery by hand is 1600-1066 West Hastings St., Vancouver, BC V6E 3X1.

NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.tekmira.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.